Exhibit 10.5 EXECUTION VERSION CERTAIN INFORMATION, IDENTIFIED BY, AND REPLACED WITH, A MARK OF “[*]” HAS BEEN EXCLUDED FROM THIS DOCUMENT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. USActive 58893126.4 FIRST AMENDMENT TO MASTER REPURCHASE AGREEMENT THIS FIRST AMENDMENT TO MASTER REPURCHASE AGREEMENT, dated as of March 15, 2023 (this “Amendment”), is entered into by and among FINANCE OF AMERICA REVERSE LLC, a Delaware limited liability company (together with its permitted successors and assigns, the “Seller”) and NATIONAL FOUNDERS LP, as buyer (together with its permitted successors and assigns, the “Buyer”). RECITALS: WHEREAS, the Seller and the Buyer are parties to that certain Master Repurchase Agreement, dated as of February 28, 2023 (as amended hereby, and as may be further amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, the “Repurchase Agreement”); WHEREAS, Seller intends to repurchase from Buyer all Purchased Assets consisting of Class A4 Notes (as defined in the Repurchase Agreement prior to giving effect to this Amendment) on the date hereof in order to enter into a sale of such Class A4 Notes, and, notwithstanding anything to the contrary in Section 3(e) and Section 5(a)(8) of the Repurchase Agreement, Buyer has agreed to allow Seller to retain certain proceeds of such sale in an amount to be agreed upon between Buyer and Seller; and WHEREAS, the Seller has requested that the Buyer amend certain provisions of the Repurchase Agreement as set forth herein, and subject to the terms and conditions hereof, the Buyer is willing to do so; and NOW, THEREFORE, in consideration of the amendments, agreements and other provisions herein contained and of certain other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows: AGREEMENTS: 1) Capitalized Terms. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Repurchase Agreement. 2) Amendments to Repurchase Agreement. The Repurchase Agreement is hereby amended to delete the red, stricken text (indicated textually in the same manner as the following example: stricken text) and to add the blue, double underlined text (indicated in the same manner as the following example: underlined text) as attached hereto on Exhibit A. The Exhibits, Schedules and Annexes to the Repurchase Agreement shall not be modified by this Amendment and shall remain Exhibits, Schedules and Annexes to the Repurchase Agreement. 3) No Other Amendments. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided above, operate as a waiver of any right, power or remedy of the Buyer under the Repurchase Agreement, Pricing Letter or any of the other Program Documents, nor constitute a waiver of any provision of the Repurchase Agreement, Pricing Letter or any of the other Program

2 Documents. Except for the amendments set forth above, the text of the Repurchase Agreement, Pricing Letter and all other Program Documents shall remain unchanged and in full force and effect and the Seller hereby ratifies and confirms its obligations thereunder. Except as expressly provided herein, this Amendment shall not constitute a modification of the Repurchase Agreement or Pricing Letter or a course of dealing with the Buyer at variance with the Repurchase Agreement or Pricing Letter such as to require further notice by the Buyer to require strict compliance with the terms of the Repurchase Agreement, Pricing Letter and the other Program Documents in the future. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection or continuity of the Buyer’s security interests in, security titles to, or other Liens on, any Collateral for the Obligations. 4) Conditions on Effectiveness. This Amendment shall become effective as of the date hereof when, and only when, the Buyer has received a counterpart of this Amendment duly executed by the Seller. 5) Representations and Warranties. To induce the Buyer to enter into this Amendment, the Seller hereby represents and warrants to the Buyer: a) The Seller has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment in accordance with its terms. This Amendment has been duly executed and delivered by the duly authorized officers of the Seller; b) The execution, delivery and performance by the Seller of this Amendment (i) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect, (ii) will not materially violate any requirements of applicable law applicable to the Seller or any judgment, order or ruling of any Governmental Authority, and (iii) will not violate or result in a material default under any indenture, material agreement or other material instrument binding on the Seller or any of its assets; c) This Amendment has been duly executed and delivered for the benefit of or on behalf of the Seller and constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors' rights and remedies in general; d) The representations and warranties contained in the Repurchase Agreement and other Program Documents are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of such date, except for any representation and warranty that expressly relates to an earlier date, which representation and warranty shall remain true and correct as of such earlier date; provided, that any representation or warranty that is qualified by materiality or by reference to Material Adverse Effect shall be true and correct in all respects on and as of the date of this Amendment; and e) Before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing. 6) Acknowledgment of Security Interest. The Seller hereby acknowledges that, as of the date hereof, the security interests and liens granted to the Buyer under the Repurchase Agreement and the other Program Documents are in full force and effect and are enforceable in accordance with the terms of the Repurchase Agreement and the other Program Documents.

3 7) Costs, Expenses and Taxes. The Seller agrees to pay all reasonable costs and expenses of the Buyer incurred in connection with the preparation, negotiation, execution and delivery of this Amendment. 8) Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns. 9) No Novation, Effect of Agreement. Seller and Buyer have entered into this Amendment solely to amend the terms of the Repurchase Agreement and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by Seller under or in connection with the Repurchase Agreement or any of the other documents executed in connection therewith to which Seller is a party. It is the intention of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the obligations of the Seller under the Repurchase Agreement are preserved, (ii) the liens and security interests granted under the Repurchase Agreement continue in full force and effect, and (iii) any reference to the Repurchase Agreement in any such Program Document shall be deemed to also reference this Amendment. 10) Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICTS OF LAWS PROVISIONS EXCEPT SECTIONS 5-1401 AND 5-1402 OF NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. 11) Submission to Jurisdiction. Each party irrevocably and unconditionally (i) submits to the exclusive jurisdiction of any United States Federal or New York State court sitting in Manhattan, and any appellate court from any such court, solely for the purpose of any suit, action or proceeding brought to enforce its obligations under this Amendment or relating in any way to this Amendment or any Transaction under the Repurchase Agreement and (ii) waives, to the fullest extent it may effectively do so, any defense of an inconvenient forum to the maintenance of such action or proceeding in any such court and any right of jurisdiction on account of its place of residence or domicile. The parties hereby irrevocably consent to the service of any summons and complaint and any other process by the mailing of copies of such process to them at their respective address specified in the Repurchase Agreement. The parties hereby agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section 11 shall affect the right of the Buyer to serve legal process in any other manner permitted by law or affect the right of the Buyer to bring any action or proceeding against the Seller or its property in the courts of other jurisdictions. 12) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY INSTRUMENT OR DOCUMENT DELIVERED HEREUNDER OR THEREUNDER. 13) Program Document. This Amendment shall be deemed to be a Program Document for all purposes. 14) Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument, and the words “executed,” “signed,” “signature,” and words of like import as

4 used above and elsewhere in this Amendment or in any other certificate, agreement or document related to this transaction shall may include, in addition to manually executed signatures, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, any electronic sound, symbol, or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code. [Signature Page Follows]

Signature Page to First Amendment to MRA (National Founders/Finance of America Reverse) /s/ Robert Conway /s/ Brett M. Samsky IN WITNESS WHEREOF, Seller and Buyer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written. NATIONAL FOUNDERS LP, as Buyer By: ______________________________________ Name: Brett M. Samsky Title: CEO FINANCE OF AMERICA REVERSE LLC, as Seller By: ___________________________________ Name: Robert Conway Title: Treasurer

EXHIBIT A [See attached]

EXECUTION VERSIONExhibit A USActive 58893110.158893110.5 MASTER REPURCHASE AGREEMENT FASST 2023-S1 BONDS Between: NATIONAL FOUNDERS LP, as Buyer, and FINANCE OF AMERICA REVERSE LLC, as Seller. Dated as of February 28, 2023

i USActive 58893110.158893110.5 TABLE OF CONTENTS Page SECTION 1. APPLICABILITY .................................................................................................1 SECTION 2. DEFINITIONS......................................................................................................1 SECTION 3. INITIATION; TERMINATION .........................................................................14 SECTION 4. MARGIN AMOUNT MAINTENANCE ...........................................................20 SECTION 5. COLLECTIONS; INCOME PAYMENTS .........................................................21 SECTION 6. REQUIREMENT OF LAW ...............................................................................23 SECTION 7. TAXES................................................................................................................24 SECTION 8. SECURITY INTEREST; BUYER’S APPOINTMENT AS ATTORNEY- IN-FACT .............................................................................................................27 SECTION 9. PAYMENT, TRANSFER; ACCOUNTS ...........................................................29 SECTION 10. RESERVED ........................................................................................................29 SECTION 11. REPRESENTATIONS .......................................................................................29 SECTION 12. COVENANTS ....................................................................................................34 SECTION 13. EVENTS OF DEFAULT ....................................................................................40 SECTION 14. REMEDIES ........................................................................................................42 SECTION 15. INDEMNIFICATION AND EXPENSES; RECOURSE ...................................45 SECTION 16. [RESERVED]. ....................................................................................................47 SECTION 17. DUE DILIGENCE ..............................................................................................47 SECTION 18. ASSIGNABILITY ..............................................................................................47 SECTION 19. TRANSFER AND MAINTENANCE OF REGISTER. .....................................48 SECTION 20. HYPOTHECATION OR PLEDGE OF PURCHASED ASSETS .....................49 SECTION 21. TAX TREATMENT ...........................................................................................49 SECTION 22. SET-OFF .............................................................................................................49 SECTION 23. TERMINABILITY .............................................................................................50

ii USActive 58893110.158893110.5 SECTION 24. NOTICES AND OTHER COMMUNICATIONS .............................................50 SECTION 25. USE OF ELECTRONIC MEDIA .......................................................................50 SECTION 26. ENTIRE AGREEMENT; SEVERABILITY; SINGLE AGREEMENT ............51 SECTION 27. GOVERNING LAW...........................................................................................52 SECTION 28. SUBMISSION TO JURISDICTION; WAIVERS .............................................52 SECTION 29. NO WAIVERS, ETC. .........................................................................................53 SECTION 30. NETTING ...........................................................................................................54 SECTION 31. CONFIDENTIALITY ........................................................................................54 SECTION 32. INTENT ..............................................................................................................55 SECTION 33. DISCLOSURE RELATING TO CERTAIN FEDERAL PROTECTIONS .......56 SECTION 34. CONFLICTS .......................................................................................................56 SECTION 35. MISCELLANEOUS ...........................................................................................56 SECTION 36. GENERAL INTERPRETIVE PRINCIPLES .....................................................57

iii USActive 58893110.158893110.5 SCHEDULES AND EXHIBITS SCHEDULE 1 Representations and Warranties SCHEDULE 2 Responsible Officers SCHEDULE 3 Scheduled Indebtedness SCHEDULE 4 Purchased Asset Schedule SCHEDULE 5 Buyer’s Wire Instructions SCHEDULE 6 [Reserved] SCHEDULE 7 Approved Guarantees SCHEDULE 8 Prior Executive Offices and Legal Name SCHEDULE 9 Organizational Chart EXHIBIT A [Reserved.] EXHIBIT B Form of Seller’s Officer’s Certificate EXHIBIT C [Reserved.] EXHIBIT D-1 Form of Transaction Request EXHIBIT D-2 Form of Confirmation Letter EXHIBIT E Form of Power of Attorney EXHIBIT F Form of Section 7 Certificate

USActive 58893110.158893110.5 MASTER REPURCHASE AGREEMENT This is a MASTER REPURCHASE AGREEMENT (the “Agreement”), dated as of February 28, 2023, between FINANCE OF AMERICA REVERSE LLC, a Delaware limited liability company (together with its permitted successors and assigns, “Seller”), and NATIONAL FOUNDERS LP, a Delaware limited partnership (together with its permitted successors and assigns, “Buyer”). SECTION 1. APPLICABILITY On the Closing Date, the parties hereto may enter into transactions in which Buyer shall, subject to the terms of this Agreement, enter into transactions with Seller, in which Seller, on each related purchase date, transfers Purchased Assets to Buyer against the transfer of funds by Buyer to Seller, with a simultaneous agreement by Buyer to transfer to Seller each such Purchased Asset on the Repurchase Date, against the transfer of funds by Seller. Each such transaction shall be referred to herein as a “Transaction” and shall be governed by this Agreement (including any supplemental terms or conditions contained in any annexes identified herein, as applicable hereunder), unless otherwise agreed in writing. Any commitment to enter into Transactions shall be subject to satisfaction of all terms and conditions of this Agreement. The Pricing Letter is one of the Program Documents. The Pricing Letter is incorporated by reference into this Agreement, and Seller agrees to adhere to all terms, conditions and requirements of the Pricing Letter as incorporated herein. In the event of a conflict or inconsistency between this Agreement and the Pricing Letter, the terms of the Pricing Letter shall govern. SECTION 2. DEFINITIONS As used herein, the defined terms set forth below shall have the meanings set forth herein. Additionally, as used herein, the following terms shall have the meanings defined in the Uniform Commercial Code: accounts, certificated security, chattel paper (including electronic chattel paper), commercial tort claims, commodity account, letter-of-credit rights, proceeds, securities account, goods (including inventory and equipment and any accessions thereto), instruments (including promissory notes), documents, investment property, general intangibles (including payment intangibles and software), and supporting obligations, products and proceeds. “1934 Act” shall have the meaning set forth in Section 33 of this Agreement. “Affiliate” shall mean with respect to any Person, any “affiliate” of such Person, as such term is defined in the Bankruptcy Code, provided that with respect to Seller, only UFG Holdings LLC and all direct and indirect Subsidiaries of UFG Holdings LLC shall be Affiliates for purposes of this Agreement. “Agreement” shall mean this Master Repurchase Agreement between Buyer and Seller, dated as of the date hereof, as the same may be further amended, supplemented or otherwise modified in accordance with the terms of this Agreement. “Alternate Rate” has the meaning set forth in the Pricing Letter.

2 USActive 58893110.158893110.5 “Annual Financial Statement Date” shall mean December 31, 2022. “Anti-Corruption Laws” shall mean (a) the U.S. Foreign Corrupt Practices Act of 1977, as amended; (b) the U.K. Bribery Act 2010, as amended; and (c) any other anti-bribery or anti-corruption laws, regulations or ordinances in any jurisdiction in which Seller or any of its Affiliates is located or doing business. “Anti-Money Laundering Laws” shall mean any Requirements of Law relating to money laundering or terrorism financing, any predicate crime to money laundering, or any financial recordkeeping and reporting requirements related thereto. “Approved CPA” shall mean Binder Dijker Otte (BDO) or any certified public accountant approved by Buyer in writing in its sole discretion. “Assignment and Acceptance” shall have the meaning set forth in Section 18 of this Agreement. “Bankruptcy Code” shall mean the Bankruptcy Reform Act of 1978, as amended from time to time. “Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation in a form as agreed to by Buyer. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Beneficial Tax Owners” shall have the meaning set forth in Section 7(e)(v) of this Agreement. “Bond Ratio Requirement” shall mean, as of any date of determination, a requirement that will be satisfied if the ratio (expressed as a percentage) of (i) the aggregate outstanding Purchase Price of all Purchased Assists consisting of Class A4 Notes to (ii) the aggregate outstanding Purchase Price of all Purchased Assets consisting of Class A3 Notes does not exceed [*] as of such date of determination. “Bond Type” shall mean either Class A3 Notes or Class A4 Notes, as applicable. “Business Day” shall mean a day other than (i) a Saturday or Sunday, (ii) any day on which banking institutions are authorized or required by law, executive order or governmental decree to be closed in the State of New York or (iii) any day on which the New York Stock Exchange is closed. “Buyer” shall mean National Founders LP, its successors in interest and assigns pursuant to Section 18 of this Agreement and, with respect to Section 7 of this Agreement, its participants. “Capital Lease Obligations” shall mean, for any Person, all obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property to the extent such obligations are required to be classified and accounted for as a

3 USActive 58893110.158893110.5 capital lease on a balance sheet of such Person under GAAP, and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP. “Capital Stock” shall mean any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent equity ownership interests in a Person which is not a corporation, including, without limitation, any and all member or other equivalent interests in any limited liability company, any and all partner or other equivalent interests in any partnership or limited partnership, and any and all warrants or options to purchase any of the foregoing. “Change in Control” shall mean: (a) the Permitted Holders, on a combined basis, shall cease to own or control, directly or indirectly, at least [*] of the combined voting power of Finance of America Equity Capital LLC; (b) the sale, transfer, or other disposition of more than [*] of Seller’s assets (excluding any such action taken in connection with any securitization transaction); (c) the consummation of a merger or consolidation of Seller with or into another entity or any other corporate reorganization (in one transaction or in a series of transactions), if more than [*] of the combined voting power of the continuing or surviving entity’s equity interests outstanding immediately after such merger, consolidation or such other reorganization is owned by Persons who were not equity holders of Seller (or Controlling Persons of Seller) immediately prior to such merger, consolidation or other reorganization; or (d) (d) Finance of America Equity Capital LLC shall cease to own or control, directly or indirectly, at least [*] of the Capital Stock of Seller. “Class A3 Notes” shall mean the Finance of America Structured Securities Trust, Series 2023-S1, Mortgage-Backed Notes, Series 2023-S1 Class A3 Notes. “Class A4 Notes” shall mean the Finance of America Structured Securities Trust, Series 2023-S1, Mortgage-Backed Notes, Series 2023-S1 Class A4 Notes. “Closing Date” shall mean February 28, 2023. “Closing Fee” has the meaning set forth in the Pricing Letter. “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time. “Collateral” shall have the meaning set forth in Section 8(a) of this Agreement. “Confidential Information” shall have the meaning set forth in Section 12(x) of this Agreement.

4 USActive 58893110.158893110.5 “Confidential Terms” shall have the meaning set forth in Section 31 of this Agreement. “Confirmation” shall mean a confirmation letter in the form of Exhibit D-2 hereto. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of an entity, whether through the ability to exercise voting power, by contract or otherwise. (“Controlled” and “Controlling” have the meaning correlative thereto). “Costs” shall have the meaning set forth in Section 15(a) of this Agreement. “Cross-Default Threshold” shall have the meaning specified in the Pricing Letter. “Default” shall mean an Event of Default or an event that with notice or lapse of time or both would become an Event of Default. “Defaulting Party” shall have the meaning set forth in Section 30 of this Agreement. “Dollars” and “$” shall mean lawful money of the United States of America. “E-Sign” shall mean the federal Electronic Signatures in Global and National Commerce Act, as amended from time to time. “Effective Date” shall mean the date upon which the conditions precedent set forth in Section 3(a) of this Agreement shall have been satisfied. “Electronic Record” shall mean “Record” and “Electronic Record,” both as defined in E-Sign, and shall include but not be limited to, recorded telephone conversations, fax copies or electronic transmissions. “Electronic Signature” shall have the meaning set forth in E-Sign. “Electronic Transactions” shall mean transactions conducted using Electronic Records and/or Electronic Signatures or fax copies of signatures. “Eligible Asset” shall mean the MBS Notes issued by Issuer, which MBS Notes are backed by a pool of proprietary reverse mortgage loans, and with respect to which (a) no breach of any representation and warranty set forth in Schedule 1 hereto exists, and (b) no Default or Event of Default or other similar event howsoever defined under the Indenture or any other agreement in connection with the MBS Notes has occurred and is continuing. “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time and any successor thereto, and the regulations promulgated and rulings issued thereunder. “ERISA Affiliate” shall mean any Person or trade or business (whether or not incorporated) which, together with Seller, is treated as a single employer under Section 414(b) or

5 USActive 58893110.158893110.5 (c) of the Code, or solely for purposes of Section 412 of the Code, is treated as a single employer described in Section 414(m) or (o) of the Code. “Event of Default” shall have the meaning specified in Section 13 of this Agreement. “Excluded Taxes” shall have the meaning set forth in Section 7(e) of this Agreement. “Expenses” shall mean all present and future expenses incurred by or on behalf of Buyer in connection with this Agreement or any of the other Program Documents and any amendment, supplement or other modification or waiver related hereto or thereto, whether incurred heretofore or hereafter, which expenses shall include the cost of title, Lien, judgment and other record searches; attorneys’ fees; and costs of preparing and recording any UCC financing statements or other Filings necessary to perfect the security interest created hereby. “Facility Fees” shall have the meaning set forth in the Pricing Letter. “FATCA” shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor Sections), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any applicable intergovernmental agreement to implement such Sections of the Code. “FDIA” shall have the meaning set forth in Section 32(c) of this Agreement. “FDICIA” shall have the meaning set forth in Section 8(a) of this Agreement. “Fidelity Insurance” shall mean insurance coverage with respect to employee errors, omissions, dishonesty, forgery, theft, disappearance and destruction, robbery and safe burglary, property (other than money and securities) and computer fraud in an aggregate amount acceptable to Buyer. “Filings” shall have the meaning set forth in Section 8 of this Agreement. “Financial Condition Covenants” shall have the meaning specified in the Pricing Letter. “Financial Reporting Group” shall mean Seller and each of Seller’s Affiliates that constitute a single group for purposes of reporting Financial Statements. “Financial Statements” shall have the meaning set forth in Section 12(d) of this Agreement. “GAAP” means generally accepted accounting principles as in effect from time to time in the United States of America. “GLB Act” shall have the meaning set forth in Section 12(x) of this Agreement.

6 USActive 58893110.158893110.5 “Governmental Authority” shall mean any nation or government, any state, county, municipality or other political subdivision thereof or any governmental body, agency, authority, department or commission (including, without limitation, any taxing authority) or any instrumentality or officer of any of the foregoing (including, without limitation, any court or tribunal) exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any corporation, partnership or other entity directly or indirectly owned by or Controlled by the foregoing. “Guarantee” shall mean, as to any Person, any obligation of such Person directly or indirectly guaranteeing any Indebtedness of any other Person or in any manner providing for the payment of any Indebtedness of any other Person or otherwise protecting the holder of such Indebtedness against loss (whether by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, or to take-or-pay or otherwise); provided that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Guarantee of a Person shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith. The terms “Guarantee” and “Guaranteed” used as verbs shall have correlative meanings. “Income” shall mean, with respect to any Purchased Asset at any time, any principal thereof then payable and all interest, dividends or other distributions payable thereon. “Indebtedness” means, with respect to any Person as of any date of determination: (a) obligations created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of Property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such Property from such Person); (b) obligations to pay the deferred purchase or acquisition price of Property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable and paid within [*] of the date the respective goods are delivered or the respective services are rendered; (c) indebtedness of others secured by a Lien on the Property of such Person, whether or not the respective indebtedness so secured has been assumed by such Person; (d) obligations (contingent or otherwise) of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for account of such Person; (e) obligations of such person under Capital Lease Obligations; (f) payment obligations under repurchase agreements, sale/buy back agreements or like arrangements; (g) indebtedness of others guaranteed by such Person; (h) all obligations incurred in connection with the acquisition or carrying of fixed assets; (i) indebtedness of general partnerships of which such Person is a general partner; (j) any other indebtedness of such Person by a note, bond, debenture or similar instrument; and (k) all net liabilities or obligations under any interest rate, interest rate swap, interest rate cap, interest rate floor, interest rate collar, or other hedging instrument or agreement. “Indemnified Party” shall have the meaning set forth in Section 15(a) of this Agreement.

7 USActive 58893110.158893110.5 “Indenture” shall mean the Indenture, dated as of February 23, 2023, between Issuer and Indenture Trustee. “Indenture Trustee” means U.S. Bank Trust Company, National Association, in its capacity as Indenture Trustee under the Indenture “Insolvency Event” shall mean, for any Person: (a) that such Person or any Affiliate shall discontinue or abandon operation of its business; or (b) that such Person or any Affiliate shall fail generally to, or admit in writing its inability to, pay its debts as they become due; or (c) a proceeding shall have been instituted in a court having jurisdiction in the premises seeking a decree or order for relief in respect of such Person or any Affiliate in an involuntary case under any applicable bankruptcy, insolvency, liquidation, reorganization or other similar Requirement of Law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official of such Person or any Affiliate, or for any substantial part of its property, or for the winding-up or liquidation of its affairs and such proceeding is not dismissed within [*] of filing; or (d) the commencement by such Person or any Affiliate of a voluntary case under any applicable bankruptcy, insolvency or other similar Requirement of Law now or hereafter in effect, or such Person’s or any Affiliate’s consent to the entry of an order for relief in an involuntary case under any such Requirement of Law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official of such Person, or for any substantial part of its property, or any general assignment for the benefit of creditors; or (e) that such Person or any Affiliate shall become insolvent; or (f) if such Person or any Affiliate is a corporation, such Person or any Affiliate, or any of their Subsidiaries, shall take any corporate action in furtherance of, or the action of which would result in any of the actions set forth in the preceding clauses. “Issuer” means Finance of America Structured Securities Trust, solely on behalf of Series 2023-S1, a separate series of Finance of America Structured Securities Trust, a Delaware statutory trust organized in series. “Late Payment Fee” shall have the meaning set forth in Section 5(b) of this Agreement. “LIBO Rate” shall have the meaning specified in the Pricing Letter. “Lien” shall mean any lien, claim, charge, restriction, pledge, security interest, mortgage, deed of trust or other encumbrance.

8 USActive 58893110.158893110.5 “Litigation Threshold” shall have the meaning specified in the Pricing Letter. “Margin Call” shall have the meaning specified in Section 4(b) of this Agreement. “Margin Deadline” shall mean, with respect to any Margin Deficit, the applicable Margin Deadline (after giving effect to any payments in part, if any, made by Seller to Buyer in respect of such Margin Deficit pursuant to Section 4(b) of this Agreement, as set forth in the table below: Margin Deficit Amount: Margin Deadline Following Buyer’s Delivery of a Margin Call: [*] [*] [*] [*] [*] [*] [*] [*] [*] [*] For the avoidance of doubt, if Seller reduces any Margin Deficit on one or more occasions by making a payment in part in respect thereof pursuant to Section 4(a) of this Agreement on or prior to the applicable Margin Deadline and, after giving effect to any such reduction, an extended Margin Deadline is available to Seller pursuant to this definition, then, in each case, such extended Margin Deadline shall be applicable to such Margin Deficit, and Seller shall cure such Margin Deficit in full on or prior to the applicable extended Margin Deadline, as set forth in this definition. “Margin Deficit” shall have the meaning specified in Section 4(a) of this Agreement. “Market Value” shall mean, with respect to any Purchased Asset (a) as of the Purchase Date therefor, the market value of such Purchased Asset as of the related Purchase Date, as determined by Buyer in its sole discretion, or (b) as of any other date, the Market Value of such Purchased Asset as determined pursuant to Article 4(a) hereof. “Material Adverse Effect” shall mean a material adverse effect on (a) the Property, business, operations or financial condition of Seller and its Affiliates taken as a whole, or Seller or any Parent Entity, (b) the ability of any of Seller and its Affiliates taken as a whole, or Seller or any Parent Entity to perform its obligations under any of the Program Documents to which it is a party, (c) the validity or enforceability of any of the Program Documents, (d) the rights and remedies of Buyer or any Affiliate under any of the Program Documents, (e) the timely payment of any amounts payable under the Program Documents, or (f) the value of the Purchased Assets taken as a whole.

9 USActive 58893110.158893110.5 “Maximum Aggregate Purchase Price” shall have the meaning set forth in the Pricing Letter. “MBS Information”: The information relating to the MBS Notes that is requested by Buyer and required to be delivered or otherwise provided to Buyer, in each case, to the extent such information is either available to holders of the MBS Notes or can be obtained by any such holders at their request. Where this Agreement provides for Seller to provide Buyer with all or any part of any MBS Information, to the extent information is not publicly available through EDGAR, Seller shall provide Buyer with a copy of each such item or provide Buyer with a URL address to any service, internet website or other system where Buyer can obtain such information. “MBS Notes” shall mean the Mortgage-Backed Securities, Series 2023-S1 issued by Issuer and offered pursuant to the Private Placement Memorandum, dated February 21, 2023. “Monitoring Agent” means Reverse Market Insights or any independent third party agent appointed by Buyer in consultation with Seller, which third party agency is experienced in valuing assets substantially similar to the Purchased Assets. “Monthly Financial Statement Date” shall have the meaning set forth in the Pricing Letter. “Mortgage Loan Facility” shall mean the Mortgage Loan Repurchase Agreement and any documents related thereto. “Mortgage Loan Facility Buyer” shall mean GRAND OAK TRUST, a Delaware statutory trust (together with its permitted successors and assigns), in its capacity as “Buyer” under the Mortgage Loan Repurchase Agreement. “Mortgage Loan Repurchase Agreement” shall mean that certain Amended and Restated Master Repurchase Agreement, dated as of February 28, 2023 (as amended, restated, supplemented or otherwise modified and in effect from time to time), between the Mortgage Loan Facility Buyer, and FINANCE OF AMERICA REVERSE LLC, a Delaware limited liability company (together with its permitted successors and assigns), in its capacity as “Seller” thereunder. “Non-Excluded Taxes” shall have the meaning set forth in Section 7(a) of this Agreement. “Non-Exempt Buyer” shall have the meaning set forth in Section 7(e) of this Agreement. “Nondefaulting Party” shall have the meaning set forth in Section 30 of this Agreement. “Obligations” shall mean (a) any amounts owed by Seller to Buyer in connection with a Transaction hereunder, together with interest thereon (including interest which would be payable as post-petition interest in connection with any bankruptcy or similar proceeding) and all other fees or Expenses which are payable hereunder or under any of the Program Documents; (b)

10 USActive 58893110.158893110.5 all other obligations or amounts owed by Seller to Buyer or any Affiliate of Buyer under any other contract or agreement, in each case, whether such amounts or obligations owed are direct or indirect, absolute or contingent, matured or unmatured; and (c) all amounts owed by Seller to Mortgage Loan Facility Buyer under the Mortgage Loan Repurchase Agreement and the related Program Documents (as defined in the Mortgage Loan Repurchase Agreement). “OFAC” shall have the meaning set forth in Section 11(x) of this Agreement. “Other Taxes” shall have the meaning set forth in Section 7(b) of this Agreement. “Parent Entity” shall mean UFG Holdings LLC and any Subsidiary of UFG Holdings LLC that is also a direct or indirect parent of Seller. “Payment Date” shall mean each Business Day immediately following a Payment Date of the MBS Notes under the Indenture. “Periodic Advance Repurchase Payment” shall have the meaning set forth in Section 5(b) of the Agreement. “Person” shall mean any individual, corporation, company or similar legal entity, voluntary association, partnership, joint venture, limited liability company, trust, unincorporated association or government (or any agency, instrumentality or political subdivision thereof). “Permitted Holders” shall mean certain funds affiliated with The Blackstone Group Inc. and/or certain entities affiliated with Brian Libman. “Plan” shall have the meaning set forth in Section 11(s) of this Agreement. “Post-Default Rate” shall have the meaning set forth in the Pricing Letter. “Power of Attorney” shall have the meaning set forth in Section 8(b) of this Agreement. “Price Differential” shall mean, with respect to any Transaction hereunder as of any date, the aggregate amount obtained by daily application of the Pricing Rate (or, during the continuation of an Event of Default, by daily application of the Post-Default Rate) for such Transaction to the Purchase Price for such Transaction on a 360 day per year basis for the actual number of days during the period commencing on (and including) the Purchase Date for such Transaction and ending on (but excluding) the Repurchase Date (reduced by any amount of such Price Differential previously paid by Seller to Buyer with respect to such Transaction). “Pricing Letter” shall mean that certain amended and restated letter agreement between Buyer and Seller, dated as of the date hereofMarch 15, 2023, as the same may be amended from time to time. “Pricing Rate” shall have the meaning set forth in the Pricing Letter. “Pricing Spread” shall have the meaning set forth in the Pricing Letter.

11 USActive 58893110.158893110.5 “Principal Balance” shall mean with respect to any Purchased Asset, and for any date of determination, the initial Principal Balance of such Purchased Asset, and as reduced by all amounts previously received or collected in respect of principal on such Purchased Asset subsequent to the date Buyer acquired such Purchased Asset. “Principal Proceeds” shall mean any Income in respect of any Purchased Asset in respect of any scheduled or unscheduled payment or prepayment of principal (including net sale proceeds) received or allocated as principal in respect of any such Purchased Asset. “Program Documents” shall mean this Agreement, the Pricing Letter and the Power of Attorney. “Prohibited Person” shall have the meaning set forth in Section 11(x) of this Agreement. “Property” shall mean any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible. “Purchase Date” shall mean the date on which Purchased Assets are transferred by Seller to Buyer or its designee. “Purchase Price” shall have the meaning set forth in the Pricing Letter. “Purchased Asset” shall mean each Eligible Asset sold by Seller to Buyer in a Transaction, including any Voting Rights related thereto, as reflected in the Confirmation, and which has not been repurchased by Seller hereunder. “Purchased Asset Value Floor” shall mean with respect to a Purchased Asset subject to any Transaction under this Agreement, the product of (I) the aggregate fair market value (as determined by Buyer in its sole discretion, or, if Buyer elects to appoint the Monitoring Agent to determine fair market value, at Buyer’s option in Buyer’s sole discretion, as so determined by the Monitoring Agent) of the pool of reverse mortgages or interests in reverse mortgages securing all of the MBS Notes issued by the related Issuer of such Purchased Asset multiplied by (II) the quotient of (A) the unpaid principal balance of such Purchased Asset, divided by (B) the aggregate unpaid principal balance of all of the MBS Notes issued by the related Issuer. “Records” shall mean all instruments, agreements and other books, records, and reports and data generated by other media for the storage of information maintained by Seller or any other Person or entity with respect to a Purchased Asset. Records shall include the certificates, if any, with respect to any Purchased Asset, the related MBS Information and any other instruments necessary to document or service a Purchased Asset. “Register” shall have the meaning set forth in Section 19(b) of this Agreement. “Regulations T, U and X” shall mean Regulations T, U and X of the Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

12 USActive 58893110.158893110.5 “Relevant System”: (i) The Depository Trust Company in New York, New York, or (ii) such other clearing organization or book-entry system as is designated in writing by Buyer. “Repurchase Date” shall mean the earliest of (i) any Business Day specified by Seller for the repurchase of the Purchased Assets subject to a Transaction from Buyer, or (ii) the date agreed upon periodically by Buyer and Seller, but which shall in no event be later than the earlier to occur of the Termination Date and the day that is [*] from the initial Purchase Date applicable to such Transaction. “Repurchase Price” shall mean the price at which Purchased Assets are to be transferred from Buyer or its designee to Seller upon termination of a Transaction, which will be determined in each case (including Transactions terminable upon demand) as the sum of the Purchase Price and the Price Differential plus any fees, Expenses and indemnity amounts, together with any other amount owed by Seller to Buyer, or any of Buyer’s Affiliates due as of the date of such determination. “Requirement of Law” shall mean as to any Person, the certificate of incorporation and bylaws or other organizational or governing documents of such Person, and any law, treaty, rule, regulation, procedure or determination of an arbitrator or a court or other Governmental Authority. “Responsible Officer” shall mean an officer of Seller listed on Schedule 2 hereto, as such Schedule 2 may be amended from time to time. “Sanctions” shall mean any sanctions administered or imposed by OFAC, the United States Department of State, the United Nations Security Council, the Government of Canada, Her Majesty’s Treasury, the European Union (or any member state thereof), or other Governmental Authority that enforces sanctions. “Scheduled Indebtedness” shall have the meaning set forth in Section 11(n) of this Agreement. “SEC” shall have the meaning set forth in Section 33 of this Agreement. “Section 4402” shall have the meaning set forth in Section 30 of this Agreement. “Section 7 Certificate” shall have the meaning set forth in Section 7(e)(ii) of this Agreement. “Seller” shall mean Finance of America Reverse LLC, a Delaware limited liability company, or any successor in interest thereto. “SIPA” shall have the meaning set forth in Section 33 of this Agreement. “Subsidiary” shall mean, with respect to any Person, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective

13 USActive 58893110.158893110.5 of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or Controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person. “Taxes” shall have the meaning set forth in Section 7(a) of this Agreement. “Termination Date” shall have the meaning set forth in the Pricing Letter. “Third Party Transaction Parties” shall have the meaning set forth in Section 17 of this Agreement. “Transaction” shall have the meaning specified in Section 1 of this Agreement. “Transaction Request” shall mean a request from Seller to Buyer to enter into a Transaction in the form of Exhibit D-1, which shall be submitted electronically by a Responsible Officer. “Transfer Agreement shall mean each of (1) the First Step Sale Agreement, dated as of February 23, 2023, between the Seller and MM Revolver LLC, as depositor and (2) the Second Step Sale Agreement, dated as of February 23, 2023, between MM Revolver LLC and the Issuer. “Treasury Regulations” shall mean regulations promulgated by the U.S. Department of the Treasury under the Code. “Uniform Commercial Code” or “UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Purchased Asset, or the continuation, renewal or enforcement thereof is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions of this Agreement relating to such perfection or effect of perfection or non-perfection. “Voting Rights” means any rights to vote or make any decisions or take any actions with respect to the Purchased Assets, the related transaction documents or the related underlying assets (including, without limitation the right to direct the Indenture Trustee or other trustee or party thereunder or in connection therewith, relating to, any Purchased Asset), in each case, pursuant to the transaction documents entered into by or on behalf of Issuer in connection with the MBS Notes. SECTION 3. INITIATION; TERMINATION (a) Conditions Precedent to Initial Transaction. Buyer’s agreement to enter into the initial Transaction hereunder is subject to the satisfaction, immediately prior to or concurrently with the making of such Transaction, of the condition precedent that Buyer shall have

14 USActive 58893110.158893110.5 received from Seller any fees and Expenses payable hereunder, and all of the following documents, each of which shall be satisfactory to Buyer and its counsel in form and substance: (i) The following Program Documents, duly executed and delivered to Buyer: (A) Agreement. This Agreement, duly executed by the parties thereto. (B) Pricing Letter. The Pricing Letter, duly executed by the parties thereto in form and substance acceptable to Buyer. (C) [Reserved]. (D) [Reserved]. (E) Other Program Documents. Any other Program Documents, duly executed by the parties thereto. (ii) Organizational Documents. Certified copies of the organizational documents of Seller. (iii) Good Standing Certificate. A certified copy of a good standing certificate from the jurisdiction of organization of Seller dated as of no earlier than the date [*] prior to the Purchase Date with respect to the initial Transaction hereunder. (iv) Officer’s Certificate. An officer’s certificate of Seller in form and substance as set forth in Exhibit B attached hereto. (v) [Reserved]. (vi) Security Interest; Searches. Evidence that all other actions necessary or, in the opinion of Buyer, desirable to perfect, maintain the priority of, and otherwise protect Buyer’s interest in the Purchased Assets have been taken, including, without limitation, the delivery to Buyer of (i) UCC, tax lien, bankruptcy, judgment and litigation searches, (ii) duly authorized and filed Uniform Commercial Code financing statements on Form UCC- 1, and (iii) written evidence that all necessary UCC-3 releases, as determined by Buyer, have been properly filed or are authorized to be filed. (vii) Buyer shall have received duly-executed copies of the Mortgage Loan Repurchase Agreement, and the “Pricing Letter” (as defined in the Mortgage Loan Repurchase Agreement), and all conditions precedent to the closing of the Mortgage Loan Repurchase Agreement (as set forth in Section 3(a) thereof) shall have been satisfied. (viii) Due Diligence. The satisfactory completion, as determined by Buyer in its sole discretion, of all necessary and appropriate due diligence in connection with the Transactions contemplated under this Agreement and each of the other Program Documents.

15 USActive 58893110.158893110.5 (ix) Closing Fee. Buyer shall have received payment from Seller of the Closing Fee. (x) Customer Identification Matters. Buyer shall have received from Seller all documentation and other information required by all Governmental Authorities under Anti- Money Laundering Laws, including a Beneficial Ownership Certification. (xi) Securitization Documents relating to the MBS Notes and Issuer. To the extent the information is not publicly available through EDGAR, Seller shall deliver to Buyer, or provide Buyer with a URL address to any service, internet website or other system where Buyer can obtain, on or prior to the Purchase Date for the initial Transaction: (A) copies of the documents governing the MBS Notes and Issuer, including but not limited to the offering documents related to the MBS Notes and Issuer, and any ancillary documents required to be delivered to holders of the MBS Notes; (B) copies of all related distribution statements, if any, received by Seller since the closing date of the issuance of the MBS Notes; and (C) any other documents or instruments necessary in the opinion of Buyer to facilitate the delivery of the related MBS Information to Buyer or, if the Transaction is recharacterized as a secured financing, to create and perfect in favor of Buyer a valid perfected first priority security interest in such Purchased Asset. (xii) Other Documents. Such other documents as Buyer may reasonably request, in form and substance reasonably acceptable to Buyer. (b) New Transactions; Conditions Precedent to all Transactions. Upon satisfaction of the conditions set forth in this Section 3(b) as determined by Buyer in its sole discretion, on the Closing Date, Buyer shall enter into Transactions for purchase of Eligible Assets proposed by Seller in accordance with the terms and conditions of this Agreement. Buyer’s entering into each Transaction (including the initial Transaction) is subject to the satisfaction of the following further conditions precedent, both immediately prior to entering into such Transaction and also after giving effect thereto to the intended use thereof: (i) Due Diligence Review. Without limiting the generality of Section 17 of this Agreement, Buyer shall have completed, to its satisfaction, its preliminary due diligence review of the MBS Notes, the mortgage loans securing the MBS Notes and Seller. (ii) No Default. No Default or Event of Default shall have occurred and be continuing under the Program Documents. (iii) Representations and Warranties. Both immediately prior to the Transaction and also after giving effect thereto and to the intended use thereof, the representations and warranties made by Seller in Section 11 of this Agreement, shall be true, correct and complete on and as of such Purchase Date in all material respects with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date). (iv) Maximum Aggregate Purchase Price. After giving effect to the requested Transaction, the aggregate outstanding Purchase Price for all Purchased Assets subject to

16 USActive 58893110.158893110.5 then outstanding Transactions under this Agreement shall not exceed the Maximum Aggregate Purchase Price. (v) No Margin Deficit. After giving effect to the requested Transaction, no Margin Deficit as calculated pursuant to Section 4(b) of this Agreement exists. (vi) Transaction Request and Purchased Asset Schedule. Seller shall have delivered to Buyer, (a) a Transaction Request, and (b) such additional information and supporting documentation regarding value, Market Value and eligibility as Buyer may reasonably request. (vii) Eligibility of Purchased Assets. Each MBS Note proposed to be sold to Buyer by Seller is an Eligible Asset. (viii) [Reserved]. (ix) Fees and Expenses. Buyer shall have received all fees and Expenses, including Facility Fees, that are, in each case, due as contemplated by Sections 9 and 15(b) of this Agreement which amounts, at Buyer’s option, may be withheld from the proceeds remitted by Buyer to Seller pursuant to any Transaction hereunder. (x) No Violation of Law. No Requirement of Law (other than with respect to any amendment made to Buyer’s certificate of limited partnership, agreement of limited partnership or other organizational or governing documents) or any change in the interpretation or application of any Requirement of Law or compliance by Buyer with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof shall result in Buyer’s entry into any Transaction being a violation of such Requirement of Law. (xi) No Material Adverse Change. None of the following shall have occurred and/or be continuing: (A) an event or events shall have occurred in the good faith determination of Buyer resulting in the effective absence of a “repo market” or comparable “lending market” for financing debt obligations secured by securities or an event or events shall have occurred resulting in Buyer not being able to finance Purchased Assets or securities through the “repo market” or “lending market” with traditional counterparties at rates which would have been reasonable prior to the occurrence of such event or events; or (B) an event or events shall have occurred resulting in the effective absence of a “securities market” for securities backed by Purchased Assets or an event or events shall have occurred resulting in Buyer not being able to sell securities backed by Purchased Assets at prices which would have been reasonable prior to such event or events; or (C) there shall have occurred a material adverse change in the financial condition of Buyer which affects (or can reasonably be expected to affect)

17 USActive 58893110.158893110.5 materially and adversely the ability of Buyer to fund its obligations under this Agreement; or (D) there shall have occurred (i) a material change in financial markets, an outbreak or escalation of hostilities or a material change in national or international political, financial or economic conditions; (ii) a general suspension of trading on major stock exchanges; or (iii) a disruption in or moratorium on commercial banking activities or securities settlement services. (xii) Covenants. With respect to each Purchased Asset individually, Seller has satisfied the requirements of Section 11(z) of this Agreement. (xiii) Minimum Purchase Price: The minimum Purchase Price applicable to each Transaction shall not be less than [*]. Each Transaction Request delivered by Seller hereunder shall constitute a certification by Seller that all the conditions set forth in this Section 3(b) (other than clause (xiv) hereof) have been satisfied (both as of the date of such notice or request and as of the related Purchase Date, as applicable). (c) Initiation. (i) Seller shall deliver a Transaction Request to Buyer at least [*] prior to each Purchase Date. Each Transaction Request shall request Purchase Price in an amount equal to at least [*]. Following receipt of such request, Buyer shall agree to enter into such requested Transaction, so long as (1) each of the conditions and other contractual requirements set forth herein are satisfied (including, without limitation, the conditions precedent set forth in Section 3(a) and Section 3(b), respectively, of this Agreement), and (2) after giving effect to the requested Transaction the aggregate outstanding Purchase Price does not exceed the Maximum Aggregate Purchase Price, in which case Buyer shall fund the Purchase Price in accordance with this Agreement. No Transaction shall occur on any date other than the Closing Date. (ii) On each Purchase Date, (I) Seller shall, with respect to Eligible Assets that will be delivered or held in definitive, certificated form, deliver to Buyer the original of the relevant certificate with respect to the related Eligible Assets registered in the name of Buyer, (II) with respect to Eligible Assets that will be delivered or held in uncertificated form and the ownership of which is registered on books maintained by Issuer or its transfer agent, Seller shall cause the registration of such security or other item of investment property in the name of Buyer and, at the request of Buyer, shall take such other and further steps, and shall execute and deliver such documents or instruments necessary in the opinion of Buyer, to effect and perfect a legally valid delivery of the relevant interest granted therein to Buyer hereunder, and (III) with respect to Eligible Assets that will be delivered through a Relevant System in book entry form and credited to or otherwise held in an account, (i) Seller deliver or cause to be delivered written instructions to the relevant financial institution or other entity, and shall provide a copy thereof to Buyer, sufficient if complied with, to effect and perfect a legally valid delivery of the relevant interest granted

18 USActive 58893110.158893110.5 therein to Buyer hereunder, (ii) in connection with any account to which the Eligible Assets are credited or otherwise held, Seller shall execute and deliver such other and further documents or instruments necessary to effect and perfect a legally valid delivery of the relevant interest granted therein to Buyer hereunder, and (iii) all Eligible Assets will be credited directly to an account of Buyer as directed by Buyer. Unless otherwise instructed by Buyer, any delivery of a security or other item of investment property in definitive, certificated form shall be made to Buyer or as Buyer otherwise instructs. Any delivery of a Purchased Asset in accordance with this subsection, or any other method acceptable to Buyer, shall be sufficient to cause Buyer to be the “entitlement holder” (as defined in Section 8-102(a)(7) of the UCC) with respect to the Purchased Assets, which shall be treated as a “security entitlement” (as defined in Section 8-102(a)(17) of the UCC) and, if the Transaction is recharacterized as a secured financing, to have a perfected first priority security interest therein. No Purchased Assets, whether certificated or uncertificated, shall (i) remain in the possession of Seller, or (ii) remain in the name of Seller or any of its agents, or in any account in the name of Seller or any of its agents. (iii) Each Confirmation together with this Agreement, shall be conclusive evidence of the terms of the Transaction(s) covered thereby unless objected to in writing by Seller no more than [*] after the date such Confirmation was received by Seller or unless a corrected Confirmation is sent by Buyer; provided that Buyer’s failure to issue a Confirmation shall not affect the Obligations of Seller under any Transaction. An objection sent by Seller must state specifically that such writing is an objection, must specify the provision(s) being objected to by Seller, must set forth such provision(s) in the manner that Seller believes they should be stated, and must be received by Buyer no more than [*] after the Confirmation was received by Seller. (iv) The Repurchase Date for each Transaction shall not be later than the earlier of (a) [*] from the related Purchase Date, and (b) the Termination Date. (v) Subject to the terms and conditions of this Agreement, during such period Seller may sell, repurchase and resell Purchased Assets hereunder. (vi) Upon the satisfaction of the conditions set forth in Section 3(a) and Section 3(b) of this Agreement, the Purchase Price will be made available to Seller by Buyer transferring, via wire transfer, in the aggregate amount of such Purchase Price in funds immediately available. (d) Certificated Purchased Assets. If any Purchased Assets at any time become evidenced by a definitive certificate registered in the name of the legal and beneficial holder thereof, Seller and Buyer shall execute and deliver such amendments to the Program Documents as deemed necessary or desirable by Buyer, as determined in Buyer’s sole discretion, to provide for a custodian on behalf of Buyer to hold each related certificate as custodian for Buyer under this Agreement, together with a related custodial agreement with Buyer’s custodian. (e) Repurchase.

19 USActive 58893110.158893110.5 (i) Seller may repurchase Purchased Assets without penalty or premium on any Business Day other than as stated in the Pricing Letter or Seller may be required to repurchase Purchased Assets in accordance with this Section 3(e) and Section 4 of this Agreement; provided that, notwithstanding anything to the contrary herein, (a) Seller shall not be permitted to repurchase any Purchased Asset hereunder unless, in each case, the Bond Ratio Requirement would be satisfied after giving effect to such repurchase, and (b) in connection with any repurchase relating to any sale of any Purchased Assets to a third party or any financing of any Purchased Assets, [*] of the net sales or financing proceeds relating to such Purchased Assets shall be paid to Buyer and applied in accordance with priority (8) of Section 5(a) hereof to reduce the aggregate Repurchase Price of the Purchased Assets until the aggregate Purchase Price of all Purchased Assets has been reduced to zero, in each case, unless otherwise agreed by Buyer in writing in its sole and absolute discretion. Any repurchase of Purchased Assets may occur simultaneously with a sale of the Purchased Asset to a third-party purchaser, including in connection with a securitization transaction. (ii) In connection with each Repurchase Date, Seller shall give written notice to Buyer of its intention to repurchase the applicable Purchased Assets at least [*] prior to the applicable Repurchase Date. (iii) Buyer shall exercise any and all Voting Rights with respect to the Purchased Assets. (iv) On the Purchase Date for each Purchased Asset, and subject to the satisfaction of all applicable conditions precedent in Article 6, (a) ownership of and title to such Purchased Asset shall be transferred to and vest in Buyer or its designee against the simultaneous transfer of the Purchase Price to the account of Seller, and (b) Seller hereby sells, transfers, conveys and assigns to Buyer all of Seller’s right, title and interest in and to such Purchased Asset. The Voting Rights are not severable from or to be separated from the Purchased Assets under this Agreement, and such Voting Rights constitute (1) “related terms” under this Agreement within the meaning of Section 101(47)(A)(i) of the Bankruptcy Code and/or (2) a security agreement or other arrangement or other credit enhancement related to the Program Documents. (v) On the Repurchase Date, subject to the conditions set forth herein, Buyer shall sell and deliver to Seller or its designee, the Purchased Assets, and the Transactions hereunder shall terminate, upon simultaneous payment by Seller to Buyer of the Repurchase Price by wire to an account designated by Buyer in writing, together with all accrued and unpaid Price Differential with respect to all Purchased Assets up to and including such Repurchase Date, whether or not such Price Differential is then due and payable, and, upon such payment, such accrued Price Differential shall be deemed paid in full as of the related Repurchase Date. Such obligation to repurchase exists without regard to any prior or intervening liquidation or foreclosure with respect to any Purchased Asset. (vi) In addition to any other rights and remedies of Buyer hereunder, Seller shall immediately repurchase any Purchased Asset that no longer qualifies as an Eligible Asset.

20 USActive 58893110.158893110.5 (vii) Seller hereby further covenants and agrees to use best efforts to repurchase in full all Purchased Assets consisting of Class A4 Notes no later than [*] following the Closing Date. (f) Post-Closing Obligations. Within [*] following the Closing Date (or such longer period as Buyer may agree to in its sole discretion), Seller shall deliver to Buyer opinions of Seller’s counsel, in form and substance acceptable to Buyer in its sole discretion, covering (A) corporate matters with respect to Seller, (B) enforceability of the Program Documents against Seller under New York law, (C) the grant and perfection of the security interests in the Purchased Assets and other Collateral in favor of Buyer, and (D) a bankruptcy safe harbor opinion with respect to the Transactions. Any failure of Seller to comply with the terms of this Section 3(f) on a timely basis shall, upon written notice from Buyer to Seller, constitute an immediate Event of Default for all purposes of this Agreement (notwithstanding anything to the contrary in Section 13 hereof or any grace or cure period set forth therein). SECTION 4. MARGIN AMOUNT MAINTENANCE (a) The Market Value of each Purchased Asset shall be determined in the manner set forth in the definition of “Market Value” and may be determined on any Business Day as set forth in this Section 4(a) on which any of the following has occurred: (i) with respect to any Purchased Asset, any date that is [*] or more after the related Purchase Date therefor (or, in the case of the Class A4 Notes only, any date that is [*] or more after the related Purchase Date therefor), (ii) on the date of any partial repurchase of any Purchased Asset, or (iii) on any date on which, as determined by Buyer in its sole discretion, there has been any change in the composition and/or credit quality of the underlying reverse mortgage loans securing or backing such Purchased Asset, or there has occurred any other event that, in the determination of Buyer in its sole discretion, has resulted in a decline in the market value of such Purchased Asset, and in each such case, Buyer may, in its sole discretion, request that Monitoring Agent determine the Market Value for any applicable Purchased Asset (or, in the case of any such partial repurchase, all Purchased Assets) and, upon delivery to Buyer and Seller by Monitoring Agent of its determination of Market Value for the related Purchased Asset (or, in the case of any such partial repurchase, all Purchased Assets), the Market Value for such Purchased Asset (or, in the case of any such partial repurchase, all Purchased Assets) shall be the market value as so determined by Monitoring Agent in its commercially reasonable judgment, which determination shall be deemed correct absent manifest error. All costs and expenses of Monitoring Agent shall be paid by Seller. Notwithstanding the foregoing or anything to the contrary herein, in the event that all Purchased Assets consisting of Class A4 Notes are not repurchased in full within [*] following the Closing Date, Buyer may from time to time from and after the [*] following the Closing Date, elect to adjust the Market Value of the Class A4 Notes to the market value of such Class A4 Notes as determined by Buyer in its sole discretion. (b) If at any time the aggregate unpaid Repurchase Price of all Purchased Assets of any Bond Type exceeds the lesser of (A) the product of (x) the Purchase Price Percentage for such Bond Type, multiplied by (y) the aggregate Market Value of all Purchased Assets of such Bond Type, as determined by Buyer in its sole discretion, and (B) the applicable Purchased Asset Value Floor of all Purchased Assets of such Bond Type (a “Margin Deficit”), then Buyer may, by notice to Seller (as such notice is more particularly set forth below, a “Margin Call”), require Seller

21 USActive 58893110.158893110.5 to transfer to Buyer or its designee cash in the amount of the Margin Deficit pursuant to Section 4(c) of this Agreement. (c) Notice delivered pursuant to Section 4(b) of this Agreement may be given by any written or electronic means. Any notice given pursuant to Section 4(b) of this Agreement shall be met, and the related Margin Call satisfied, no later than [*] (New York City time) on the applicable Margin Deadline. (d) The failure of Buyer, on any one or more occasions, to exercise its rights hereunder, shall not change or alter the terms and conditions to which this Agreement is subject or limit the right of Buyer to do so at a later date. Seller and Buyer each agree that a failure or delay by Buyer to exercise its rights hereunder shall not limit or waive Buyer’s rights under this Agreement or otherwise existing by law or in any way create additional rights for Seller. (e) Any cash transferred to Buyer pursuant to this Section 4 shall be applied to reduce the Repurchase Price of the applicable Purchased Assets under this Agreement. (f) If the Market Value of the Purchased Asset is deemed to be [*], in lieu of paying the Margin Deficit, Seller shall repurchase such Purchased Asset in accordance with Section 3(e) of this Agreement no later than the related Margin Deadline. SECTION 5. COLLECTIONS; INCOME PAYMENTS (a) All Income from the Purchased Assets shall be the property of Buyer and shall be credited directly to Buyer; provided that, if Seller or any Affiliate of Seller receives any direct payment of Income or if any Income is forwarded to Seller or any Affiliate of Seller, Seller or its Affiliate shall remit all Income to Buyer within twenty-four hours of receipt. On each Payment Date, Buyer shall remit all funds received by Buyer since the immediately preceding Payment Date in the manner set forth below: (1) any amounts due to Buyer on account of due and unpaid Price Differential in accordance with Section 5(b) of this Agreement; (2) any amounts due to Buyer on account of a Margin Deficit in accordance with Section 4; (3) all amounts offset and applied by Buyer pursuant to Section 5(e) of this Agreement; (4) with respect to any Principal Proceeds received, any amounts required to reduce the Repurchase Price of the Purchased Asset in respect of which such Principal Proceeds have been received until the Repurchase Price of such Purchased Asset has been reduced to zero; provided, that, in each case, each such application of Principal Proceeds shall comply with the Bond Ratio Requirement; (5) any other Expenses, fees, including Facility Fees, or amounts due Buyer under the this Agreement;

22 USActive 58893110.158893110.5 (6) any amounts due and owing under Section 15 of this Agreement; (7) to Mortgage Loan Facility Buyer, any amounts then due and payable to Mortgage Loan Facility Buyer under the Mortgage Loan Facility pursuant to priorities (1) through (6) of Section 5(a) of the Mortgage Loan Repurchase Agreement until such amounts then due and payable thereunder have been paid in full; (8) to Buyer, all remaining Income to reduce the aggregate Repurchase Price of all remaining Purchased Assets in such order as Buyer shall determine in its sole discretion; provided, that, in each case, each such application of Income shall comply with the Bond Ratio Requirement); and (9) the remainder of funds to Seller. Notwithstanding the foregoing and without limiting any remedies of Buyer provided herein, if there exists any shortfall in the payment of items (1) – (7) on any Payment Date, Seller shall pay to Buyer on such Payment Date an amount equal to any such shortfall in accordance with Section 9 of this Agreement. (b) Notwithstanding the fact that Buyer and Seller intend that the Transactions hereunder be sales to Buyer of the Purchased Assets, Seller shall pay to Buyer the Price Differential (less any amount of such Price Differential previously paid by Seller to Buyer) of each Transaction through but not including each Payment Date (each such payment, a “Periodic Advance Repurchase Payment”) on each Payment Date. If Seller fails to make all or part of the Periodic Advance Repurchase Payment by [*], New York City time, on the Payment Date, Seller shall be obligated to pay to Buyer (in addition to, and together with, the Periodic Advance Repurchase Payment) interest on the unpaid amount of the Periodic Advance Repurchase Payment at a rate per annum equal to the Post-Default Rate (the “Late Payment Fee”) until the overdue Periodic Advance Repurchase Payment is received in full by Buyer. (c) Notwithstanding anything to the contrary herein, if, on or prior to the determination of any LIBO Rate: (1) Buyer reasonably determines that quotations of interest rates for the relevant deposits referred to in the definition of “LIBO Rate” are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for Transactions hereunder as provided herein; or (2) it becomes unlawful for Buyer to maintain Transactions with a Pricing Rate based on the LIBO Rate; then Buyer shall give Seller prompt notice thereof. So long as such condition remains in effect, Seller shall, at its option, either repay the aggregate Repurchase Price of all Purchased Assets and all other amounts due under this Agreement in full within [*], or from and after the date of such determination, pay a Pricing Rate based on the Alternate Rate.

23 USActive 58893110.158893110.5 (d) All Income with respect to the Purchased Assets shall be held in trust for Buyer, shall constitute the property of Buyer and shall not be commingled with other property of Seller or any Affiliate of Seller. (e) If the amount required to be paid or remitted by Seller to Buyer not made when due, such amount shall bear interest from the due date until the remittance, transfer or payment is made, payable by Seller, at the lesser of the Post-Default Rate or the maximum rate of interest permitted by law. If there is no maximum rate of interest specified by applicable law, interest on such sums shall accrue at the Post-Default Rate. SECTION 6. REQUIREMENT OF LAW (a) If any Requirement of Law (other than with respect to any amendment made to Buyer’s certificate of incorporation and bylaws or other organizational or governing documents) including those regarding capital adequacy, or any change in the interpretation or application of any Requirement of Law thereof or compliance by Buyer with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof: (i) shall subject Buyer to any Non-Excluded Taxes (other than Taxes imposed on payments under this Agreement or any other Program Documents) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, or other extensions of credit by, or any other acquisition of funds by, any office of Buyer; and (iii) shall impose on Buyer any other condition; and the result of any of the foregoing is to increase the cost to Buyer, by an amount which Buyer deems to be material, of entering, continuing or maintaining any Transaction or to reduce any amount due or owing hereunder in respect thereof, or shall have the effect of reducing Buyer’s rate of return then, in any such case, Seller shall promptly pay Buyer such additional amount or amounts as calculated by Buyer in good faith as will compensate Buyer for such increased cost or reduced amount receivable. (b) If Buyer shall have determined that the adoption of or any change in any Requirement of Law (other than with respect to any amendment made to Buyer’s certificate of incorporation and by-laws or other organizational or governing documents) regarding capital adequacy or in the interpretation or application thereof or compliance by Buyer or any corporation Controlling Buyer with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on Buyer’s or such corporation’s capital as a consequence of its obligations hereunder to a level below that which Buyer or such corporation could have achieved but for such adoption, change or compliance (taking into consideration Buyer’s or such corporation’s policies with respect to capital adequacy) by an amount deemed by Buyer to be

24 USActive 58893110.158893110.5 material, then from time to time, Seller shall promptly pay to Buyer such additional amount or amounts as will compensate Buyer for such reduction. (c) If Buyer becomes entitled to claim any additional amounts pursuant to this Section 6, it shall promptly notify Seller of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this Section 6 submitted by Buyer to Seller shall be conclusive in the absence of manifest error. SECTION 7. TAXES. (a) Any and all payments by or on behalf of Seller under or in respect of this Agreement or any other Program Documents to which Seller is a party shall be made free and clear of, and without deduction or withholding for or on account of, any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities (including penalties, interest and additions to tax) with respect thereto, whether now or hereafter imposed, levied, collected, withheld or assessed by any taxation authority or other Governmental Authority (collectively, “Taxes”), unless required by law. If any Person shall be required under any applicable Requirement of Law to deduct or withhold any Taxes from or in respect of any sum payable under or in respect of this Agreement or any of the other Program Documents to Buyer (including, for purposes of Section 6 of this Agreement and this Section 7, any agent, assignee, successor or participant), (i) Seller shall make all such deductions and withholdings in respect of Taxes, (ii) Seller shall pay the full amount deducted or withheld in respect of Taxes to the relevant taxation authority or other Governmental Authority in accordance with any Requirement of Law, and (iii) the sum payable by Seller shall be increased as may be necessary so that after Seller has made all required deductions and withholdings (including deductions and withholdings applicable to additional amounts payable under this Section 7) such Buyer receives an amount equal to the sum it would have received had no such deductions or withholdings been made in respect of Non- Excluded Taxes. For purposes of this Agreement the term “Non-Excluded Taxes” are Taxes other than, in the case of Buyer, (i) Taxes that are imposed on or measured by its overall net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, as a result of Buyer being organized under the laws of, or having its principal office, or its applicable lending office, located in, the jurisdiction imposing such Tax, or any political subdivision thereof, unless such Taxes are imposed as a result of Buyer having executed, delivered or performed its obligations or received payments under, or enforced, this Agreement or any of the other Program Documents (in which case such Taxes will be treated as Non-Excluded Taxes), and (ii) Taxes imposed as a result of its failure to comply with Section 7(e) or Section 7(f) of this Agreement, and (iii) Taxes imposed as a result of its failure to comply with FATCA. (b) In addition, Seller hereby agrees to pay or, at Buyer’s option, timely reimburse it for payment of, any present or future stamp, recording, documentary, excise, filing, intangible, property or value-added taxes, or similar taxes, charges or levies that arise from any payment made under or in respect of this Agreement or any other Program Document or from the execution, delivery, enforcement or registration of, any performance, receipt or perfection of a security interest under, or otherwise with respect to, this Agreement or any other Program Document (collectively, “Other Taxes”).

25 USActive 58893110.158893110.5 (c) Seller hereby agrees to indemnify Buyer (including its Beneficial Tax Owners) for, and to hold it harmless against, the full amount of Non-Excluded Taxes and Other Taxes, and the full amount of Taxes of any kind imposed by any jurisdiction on amounts payable under this Section 7 imposed on or paid by such Buyer (or any Beneficial Tax Owners thereof) and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto. A certificate as to the amount of such Taxes or liabilities delivered to Seller by Buyer shall be conclusive absent manifest error. The indemnity by Seller provided for in this Section 7(c) shall apply and be made whether or not the Non-Excluded Taxes, Other Taxes or any other liabilities for which indemnification hereunder is sought have been correctly or legally asserted. Any amounts payable by Seller under the indemnity set forth in this Section 7(c) shall be paid within [*] from the date on which Buyer makes written demand therefor. (d) Within [*] after the date of any payment of Taxes, Seller (or any Person making such payment on behalf of Seller) shall furnish to Buyer for its own account a certified copy of the original official receipt evidencing payment thereof. (e) For purposes of this Section 7(e), the terms “United States” and “United States person” shall have the meanings specified in Section 7701 of the Code. Each Buyer (including for avoidance of doubt any assignee, successor or participant) that either (i) is not organized under the laws of the United States, any State thereof, or the District of Columbia or (ii) whose name does not include “Incorporated,” “Inc.,” “Corporation,” “Corp.,” “P.C.,” “insurance company,” or “assurance company” (a “Non-Exempt Buyer”) shall deliver or cause to be delivered to Seller (or to the participating Buyer, in the case of a participant) the following properly completed and duly executed documents: (i) in the case of a Non-Exempt Buyer that is not a United States person or is a disregarded entity for U.S. federal income tax purposes owned by a person that is not a United States person, a complete and executed (x) U.S. Internal Revenue Service Form W-8BEN with Part II completed or U.S. Internal Revenue Service Form W-8BEN-E with Part III completed, as applicable, in which such Buyer claims the benefits of a tax treaty with the United States providing for a zero or reduced rate of withholding (or any successor forms thereto), including all appropriate attachments or (y) a U.S. Internal Revenue Service Form W-8ECI (or any successor forms thereto); or (ii) in the case of a Non-Exempt Buyer that is an individual, (x) for non-United States persons, a complete and executed U.S. Internal Revenue Service Form W-8BEN (or any successor forms thereto) and a certificate substantially in the form of Exhibit F (a “Section 7 Certificate”) or (y) for United States persons, a complete and executed U.S. Internal Revenue Service Form W-9 (or any successor forms thereto); or (iii) in the case of a Non-Exempt Buyer that is organized under the laws of the United States, any State thereof, or the District of Columbia and that is not a disregarded entity for U.S. federal income tax purposes owned by a person that is not a United States person, a complete and executed U.S. Internal Revenue Service Form W-9 (or any successor forms thereto); or

26 USActive 58893110.158893110.5 (iv) in the case of a Non-Exempt Buyer that (x) is not organized under the laws of the United States, any State thereof, or the District of Columbia and (y) is treated as a corporation for U.S. federal income tax purposes, a complete and executed U.S. Internal Revenue Service Form W-8BEN-E (or any successor forms thereto) and a Section 7 Certificate; or (v) in the case of a Non-Exempt Buyer that (A) is treated as a partnership or other non-corporate entity, and (B) is not organized under the laws of the United States, any State thereof, or the District of Columbia, (x)(i) a complete and executed U.S. Internal Revenue Service Form W-8IMY (or any successor forms thereto) (including all required documents and attachments) and (ii) a Section 7 Certificate, and (y) in the case of a non- withholding foreign partnership or trust, without duplication, with respect to each of its beneficial owners and the beneficial owners of such beneficial owners looking through chains of owners to individuals or entities that are treated as corporations for U.S. federal income tax purposes (all such owners, “Beneficial Tax Owners”), the documents that would be provided by each such Beneficial Tax Owner if such Beneficial Tax Owner were Buyer; or (vi) in the case of a Non-Exempt Buyer that is disregarded for U.S. federal income tax purposes, the document that would be required by clause (i), (ii), (iii), (iv), (v), (vii) and/or this clause (vi) of this Section 7(e) with respect to its Beneficial Tax Owner if such Beneficial Tax Owner were Buyer; or (vii) in the case of a Non-Exempt Buyer that (A) is not a United States person and (B) is acting in the capacity of an “intermediary” (as defined in Treasury Regulations), (x)(i) a U.S. Internal Revenue Service Form W-8IMY (or any successor form thereto) (including all required documents and attachments) and (ii) a Section 7 Certificate, and (y) if the intermediary is a “non-qualified intermediary” (as defined in the Treasury Regulations), from each person upon whose behalf the “non-qualified intermediary” is acting the documents that would be required by clause (i), (ii), (iii), (iv), (v), (vi), and/or this clause (vii) with respect to each such person if each such person were Buyer. If a Buyer provides a form pursuant to Section 7(e)(i)(x) of this Agreement and the form provided by Buyer at the time such Buyer first becomes a party to this Agreement or, with respect to a grant of a participation, the effective date thereof, indicates a United States interest withholding tax rate under the tax treaty in excess of zero, withholding tax at such rate shall be treated as Taxes other than “Non-Excluded Taxes” (“Excluded Taxes”) and shall not qualify as Non-Excluded Taxes unless and until such Buyer provides the appropriate form certifying that a lesser rate applies, whereupon withholding tax at such lesser rate shall be considered Excluded Taxes solely for the periods governed by such form. If, however, on the date a Person becomes an assignee, successor or participant to this Agreement, Buyer transferor was entitled to indemnification or additional amounts under this Section 7, then Buyer assignee, successor or participant shall be entitled to indemnification or additional amounts to the extent that Buyer transferor was entitled to such indemnification or additional amounts for Non-Excluded Taxes, and Buyer assignee, successor or participant shall be entitled to additional indemnification or additional amounts for any other or additional Non-Excluded Taxes.

27 USActive 58893110.158893110.5 (f) If a payment made to a Buyer under or in respect of this Agreement or any other Program Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Buyer were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code or any intergovernmental agreement enacted to implement Sections 1471 through 1474 of the Code, as applicable), such Buyer shall deliver to Seller (or the participating Buyer, in the case of a participant) at the time or times prescribed by law and at such time or times reasonably requested by Seller (or such participating Buyer) such documentation prescribed by applicable law and such additional documentation reasonably requested by Seller (or such participating Buyer) as may be necessary for Seller (or such participating Buyer) to comply with their obligations under FATCA and to determine that such Buyer has complied with such Buyer’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. (g) For any period with respect to which a Buyer has failed to provide Seller (or the participating Buyer, in the case of a participant) with the appropriate form, certificate or other document described in Section 7(e) of this Agreement (other than if such failure is due to a change in any Requirement of Law, or in the interpretation or application thereof, occurring after the date on which a form, certificate or other document originally was required to be provided), such Buyer shall not be entitled to indemnification or additional amounts under subsection (a) or (c) of this Section 7 with respect to Non-Excluded Taxes imposed by the United States by reason of such failure; provided, however, that should a Buyer become subject to Non-Excluded Taxes because of its failure to deliver a form, certificate or other document required hereunder, Seller shall take such steps as such Buyer shall reasonably request, to assist such Buyer in recovering such Non-Excluded Taxes. (h) Without prejudice to the survival of any other agreement of Seller, the agreements and obligations of Seller contained in this Section 7 shall survive the termination of this Agreement and the other Program Documents. Nothing contained in Section 6 of this Agreement or this Section 7 shall require Buyer to complete, execute or make available any of its Tax returns or any other information that it deems to be confidential or proprietary, or whose completion, execution or submission would, in Buyer’s judgment, materially prejudice Buyer’s legal or commercial position. (i) Notwithstanding the foregoing and subject to Section 7(h) above, upon any determination and notice to Seller by Buyer that Buyer has become entitled to claim any additional amounts pursuant to Section 7(a) or Section 7(b) above, Seller may, upon written notice to Buyer, elect to terminate the Transactions in accordance with Section 3 of this Agreement as of the immediately succeeding Payment Date, and, in lieu of paying any such amounts to Buyer, pay Buyer any amounts otherwise then due and owing under the terms of this Agreement. SECTION 8. SECURITY INTEREST; BUYER’S APPOINTMENT AS ATTORNEY- IN-FACT (a) Security Interest. Buyer and Seller intend that the Transactions be sales to Buyer of the Purchased Assets and not loans from Buyer to Seller secured by the Purchased Assets. However, to preserve and protect Buyer’s rights with respect to the Purchased Assets and under the Program Documents if the Transactions are recharacterized with respect to a Purchased Assets

28 USActive 58893110.158893110.5 other than as a sale, and as security for Seller’s performance of the Obligations, Seller hereby grants to Buyer a present Lien on and security interest in all of the right, title and interest of Seller in, to and under (i) the Purchased Assets, and (ii) all Purchased Mortgage Loans and Related Purchased Mortgage Loans (each as defined in the Mortgage Loan Repurchase Agreement) or other collateral pledged under the Mortgage Loan Repurchase Agreement (together, with the Purchased Assets, collectively, the “Collateral”), and the transfer of the Collateral to Buyer shall be deemed to constitute and confirm such grant, to secure the payment and performance of the Obligations (including the obligation of Seller to pay the Repurchase Price, or if the related Transaction is recharacterized as a loan, to repay such loan for the Repurchase Price). Seller acknowledges that it has sold the Purchased Assets to Buyer, including the related Voting Rights. Without limiting the generality of the foregoing and in the event that the transaction is recharacterized, and/or if Seller is otherwise deemed to have retained any Voting Rights related thereto, Seller grants, assigns and pledges to Buyer a security interest in all Voting Rights related to the Purchased Assets and all proceeds related thereto and in all instances, whether now owned or hereafter acquired, now existing or hereafter created. The foregoing provision is intended to constitute a security agreement or other arrangement or other credit enhancement related to this Agreement and Transactions hereunder as defined under Sections 101(47)(v) and 741(7)(xi) of the Bankruptcy Code. Buyer’s security interest in any individual Purchased Asset shall terminate on the related Repurchase Date for such Purchased Asset upon Buyer’s confirmation of receipt of payment by Seller in full of the related Repurchase Price of such Purchased Asset, which termination shall occur automatically and without further notice or consent. Following termination of the security interest as specified in this Section 8, on written request of Seller, Buyer shall deliver to Seller such UCC termination statements (or authorize Seller to file the same) and other release documents as may be required in order to terminate a security interest or give notice thereof under the UCC, and reconvey the Purchased Assets to Seller and release its security interest in the Purchased Assets and other Collateral. For purposes of the grant of the security interest pursuant to this Section 8, this Agreement shall be deemed to constitute a security agreement under the UCC. Buyer shall have all of the rights and may exercise all of the remedies of a secured creditor under the UCC and the other laws of the State of New York. In furtherance of the foregoing, (a) Buyer, at Seller’s sole cost and expense, as applicable, shall cause to be filed in such locations as may be necessary to perfect and maintain perfection and priority of the security interest granted hereby, UCC financing statements and continuation statements (collectively, the “Filings”), and shall forward copies of such Filings to Seller upon the filing thereof, and (b) Seller shall from time to time take such further actions as may be requested by Buyer to maintain and continue the perfection and first priority of the security interest granted hereby (including marking its records and files to evidence the interests granted to Buyer hereunder). Seller hereby authorizes Buyer to file such financing statement or statements relating to the Collateral, including the related Voting Rights as Buyer, at its option, may deem appropriate. Seller shall pay the searching and filing costs for any financing statement or statements prepared or searched for pursuant to this Agreement. The foregoing provisions of this Section 8(a) are

29 USActive 58893110.158893110.5 intended to constitute a security agreement or other arrangement or other credit enhancement related to this Agreement and Transactions hereunder as defined under Sections 101(47)(v) and 741(7)(xi) of the Bankruptcy Code. (b) Buyer’s Appointment as Attorney in Fact. Seller agrees to execute a Power of Attorney, in the form of Exhibit E hereto (the “Power of Attorney”), to be delivered on the date hereof. Buyer hereby agrees that it shall not use such Power of Attorney unless an Event of Default has occurred and is continuing under this Agreement. SECTION 9. PAYMENT, TRANSFER; ACCOUNTS (a) Payments and Transfers of Funds. Unless otherwise mutually agreed in writing, all transfers of funds to be made by Seller hereunder shall be made in Dollars, in immediately available funds, without deduction, set off or counterclaim, to Buyer in accordance with the wire instructions set forth on Schedule 5, on the date on which such payment shall become due. (b) Remittance of Purchase Price. On the Purchase Date for each Transaction, ownership of the Purchased Assets shall be transferred to Buyer or its designee against the simultaneous transfer of the Purchase Price. Buyer’s payment of Purchase Price on any Purchase Date, may, at Buyer’s discretion, net any accrued and unpaid Price Differential with respect to any or all Purchased Assets up to and including such Purchase Date, whether or not such Price Differential is then due and payable. With respect to the Purchased Assets thereon being sold by Seller on a Purchase Date, Seller hereby sells, transfers, conveys and assigns to Buyer or its designee without recourse, but subject to the terms of this Agreement, all the right, title and interest of Seller in and to the Purchased Assets. The Voting Rights are not severable from or to be separated from the Purchased Assets under this Agreement; and, such Voting Rights constitute (a) “related terms” under this Agreement within the meaning of Section 101(47)(A)(i) of the Bankruptcy Code and/or (b) a security agreement or other arrangement or other credit enhancement related to the Program Documents. (c) Fees. Seller shall pay in immediately available funds to Buyer all fees, including without limitation, the Facility Fees, as and when required hereunder. All such payments shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to Buyer at such account designated by Buyer. SECTION 10. RESERVED SECTION 11. REPRESENTATIONS Seller represents and warrants to Buyer that as of the Purchase Date for any Purchased Assets and as of the date of this Agreement and any Transaction hereunder and at all times while the Program Documents are in full force and effect and/or any Transaction hereunder is outstanding: (a) Acting as Principal. Seller will engage in such Transactions as principal (or, if agreed in writing in advance of any Transaction by the other party hereto, as agent for a disclosed principal).

30 USActive 58893110.158893110.5 (b) No Broker. Seller has not dealt with any broker, investment banker, agent, or other person, except for Buyer, who may be entitled to any commission or compensation in connection with the sale of Purchased Assets pursuant to this Agreement. (c) Financial Statements. Seller has heretofore furnished to Buyer a copy, certified by its president or chief financial officer, of its (a) Financial Statements for the Financial Reporting Group for the fiscal year ended the Annual Financial Statement Date, setting forth in each case in comparative form the figures for the previous year, with an unqualified opinion thereon of an Approved CPA and (b) Financial Statements for the Financial Reporting Group for such monthly period(s), of the Financial Reporting Group up until Monthly Financial Statement Date, setting forth in each case in comparative form the figures for the previous year. All such Financial Statements are complete and correct and fairly present, in all material respects, the consolidated and consolidating financial condition of the Financial Reporting Group and the consolidated and consolidating results of its operations as at such dates and for such monthly periods, all in accordance with GAAP. Since the Annual Financial Statement Date, there has been no material adverse change in the consolidated business, operations or financial condition of the Financial Reporting Group taken as a whole from that set forth in said Financial Statements nor is Seller aware of any state of facts which (without notice or the lapse of time) would or could result in any such material adverse change or could have a Material Adverse Effect. Seller does not have, on the Annual Financial Statement Date, any liabilities, direct or indirect, fixed or contingent, matured or unmatured, known or unknown, or liabilities for taxes, long-term leases or unusual forward or long term commitments not disclosed by, or reserved against in, said balance sheet and related statements, and at the present time there are no unrealized or anticipated losses from any loans, advances or other commitments of Seller except as heretofore disclosed to Buyer in writing. (d) Organization, Etc. Seller is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Seller (a) has all requisite corporate or other power, and has all governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted; (b) is qualified to do business and is in good standing in all other jurisdictions in which the nature of the business conducted by it makes such qualification necessary; and (c) has full power and authority to execute, deliver and perform its obligations under the Program Documents. (e) Authorization, Compliance, Approvals. The execution and delivery of, and the performance by Seller of its obligations under, the Program Documents to which it is a party (a) are within Seller’s powers, (b) have been duly authorized by all requisite action, (c) do not violate any provision of applicable law, rule or regulation, or any order, writ, injunction or decree of any court or other Governmental Authority, or its organizational documents, (d) do not violate any indenture, agreement, document or instrument to which Seller or any of Seller’s Subsidiaries is a party, or by which any of them or any of their properties, any of the Purchased Assets is bound or to which any of them is subject, and (e) are not in conflict with, do not result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or except as may be provided by any Program Document, result in the creation or imposition of any Lien upon any of the property or assets of Seller or any of Seller’s Subsidiaries pursuant to, any such indenture, agreement, document or instrument. Seller is not required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any Governmental Authority in

31 USActive 58893110.158893110.5 connection with or as a condition to the consummation of the Transactions contemplated herein and the execution, delivery or performance of the Program Documents to which it is a party. (f) Litigation. There are no actions, suits, arbitrations, investigations (including, without limitation, any of the foregoing which are pending or threatened in writing) or other legal or arbitrable proceedings affecting Seller or any of Seller’s Subsidiaries or affecting any of the Purchased Assets, or any of the other properties of Seller before any Governmental Authority which (i) questions or challenges the validity or enforceability of the Program Documents or any action to be taken in connection with the transactions contemplated hereby, (ii) except as disclosed to Buyer, makes a claim or claims in an aggregate amount greater than the Litigation Threshold, (iii) individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect, or (iv) requires filing with the SEC in accordance with its regulations. (g) Purchased Assets. (i) Seller has not assigned, pledged, or otherwise conveyed or encumbered any Purchased Asset to any other Person, and immediately prior to the sale of such Purchased Asset related thereto to Buyer, Seller was the sole owner of such Purchased Asset and had good and marketable title thereto, free and clear of all Liens, in each case except for Liens to be released simultaneously with the sale to Buyer hereunder. (ii) The provisions of this Agreement are effective to either constitute a sale of the Purchased Assets to Buyer or to create in favor of Buyer a valid first priority security interest in all right, title and interest of Seller in, to and under the Purchased Assets. (h) Legal Name; Chief Executive Office/Jurisdiction of Organization. Seller does not operate in any jurisdiction under a trade name, division name or name other than those names previously disclosed in writing by Seller to Buyer. On the Effective Date, Seller’s chief executive office is located as specified on the signature page hereto. On the Effective Date, Seller’s exact legal name is the name set forth for it on the signature page hereto. Seller’s sole jurisdiction of organization is the State of Delaware. Seller is a limited liability company. Each of Seller’s prior executive offices, exact legal names, jurisdictions of organization, types of organization and organizational identification numbers, if any, are set forth on Schedule 8. (i) Location of Books and Records. The location where Seller keeps its books and records, including all computer tapes, computer systems and storage media and records related to the Purchased Assets is its chief executive office. (j) Enforceability. This Agreement and all of the other Program Documents executed and delivered by Seller in connection herewith are legal, valid and binding obligations of Seller and are enforceable against Seller in accordance with their terms except as such enforceability may be limited by (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar Requirement of Law affecting creditors’ rights generally, and (ii) general principles of equity. (k) Ability to Perform. Seller does not believe or have any reason or cause to believe, that it cannot perform each and every covenant contained in the Program Documents to which it is a party on its part to be performed.

32 USActive 58893110.158893110.5 (l) No Default. No Default or Event of Default has occurred and is continuing. (m) No Adverse Selection. Seller has not selected the Purchased Assets in a manner so as to adversely affect Buyer’s interests. (n) Scheduled Indebtedness. All Indebtedness of Seller that consists of senior debt, subordinated debt, lines of credit, warehouse facilities, repurchase facilities and other financing arrangements that are presently in effect and/or outstanding is listed on Schedule 3 hereto (the “Scheduled Indebtedness”) and no defaults or events of default exist thereunder. (o) Accurate and Complete Disclosure. The information, reports, Financial Statements, exhibits and schedules furnished in writing by or on behalf of Seller to Buyer in connection with the negotiation, preparation or delivery of this Agreement or performance hereof and the other Program Documents or included herein or therein or delivered pursuant hereto or thereto, when taken as a whole, do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading; it being understood that Seller does not make any representation, warranty or covenant relating to the content of any report to noteholders or similar reports prepared by the indenture trustee or servicer in connection with the MBS Notes and made available to the noteholders. All written information furnished after the date hereof by or on behalf of Seller to Buyer in connection with this Agreement and the other Program Documents and the transactions contemplated hereby and thereby including without limitation, the information set forth in the related Purchased Asset Schedule, will be true, complete and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified; it being understood that Seller does not make any representation, warranty or covenant relating to the content of any report to noteholders or similar reports prepared by the indenture trustee or servicer in connection with the MBS Notes and made available to the noteholders. There is no fact known to Seller, after due inquiry, that could reasonably be expected to have a Material Adverse Effect that has not been disclosed herein, in the other Program Documents or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to Buyer for use in connection with the transactions contemplated hereby or thereby (p) Margin Regulations. The use of all funds acquired by Seller under this Agreement will not conflict with or contravene any of Regulations T, U or X promulgated by the Board of Governors of the Federal Reserve System as the same may from time to time be amended, supplemented or otherwise modified. (q) Investment Company. None of Seller or any of its Subsidiaries is an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended. (r) Solvency. As of the date hereof and immediately after giving effect to each Transaction, the fair value of the assets of Seller is greater than the fair value of the liabilities (including, without limitation, contingent liabilities if and to the extent required to be recorded as a liability on the Financial Statements of Seller in accordance with GAAP) of Seller and Seller is solvent and, after giving effect to the transactions contemplated by this Agreement and the other

33 USActive 58893110.158893110.5 Program Documents, will not be rendered insolvent or left with an unreasonably small amount of capital with which to conduct its business and perform its obligations. Seller does not intend to incur, nor does it believe that it has incurred, debts beyond its ability to pay such debts as they mature. Seller is not contemplating the commencement of an insolvency, bankruptcy, liquidation, or consolidation proceeding or the appointment of a receiver, liquidator, conservator, trustee, or similar official in respect of itself or any of its property. (s) ERISA. Neither Seller nor any of its ERISA Affiliates sponsors, maintains, contributes to (or has an obligation to contribute to), or has any liability (contingent or otherwise) with respect to any “employee pension benefit plan” (as defined in Section 3(2) of ERISA) that is subject to Title IV of ERISA, Section 412 of the Code, or Section 302 of ERISA (a “Plan”). (t) Taxes. (i) Seller has timely filed all material income, franchise and other Tax returns that are required to be filed by them and have timely paid all Taxes due and payable by them or imposed with respect to any of their property and all other fees and other charges imposed on them or any of their property by any Governmental Authority, except for any such Taxes the amount or validity of which is currently being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been provided in accordance with GAAP. (ii) There are no Liens for Taxes with respect to any assets of Seller or Seller’s Subsidiaries, and no claim is being asserted with respect to Taxes of Seller or Seller’s Subsidiaries, except for statutory Liens for Taxes not yet due and payable or for Taxes the amount or validity of which is currently being contested in good faith by appropriate proceedings diligently conducted and, in each case, with respect to which adequate reserves have been provided in accordance with GAAP. (iii) Seller is and has always been treated as a U.S. domestic disregarded entity for U.S. federal income tax purposes. (u) No Reliance. Seller has made its own independent decisions to enter into the Program Documents and each Transaction and as to whether such Transaction is appropriate and proper for it based upon its own judgment and upon advice from such advisors (including without limitation, legal counsel and accountants) as it has deemed necessary. Seller is not relying upon any advice from Buyer as to any aspect of the Transactions, including without limitation, the legal, accounting or tax treatment of such Transactions. (v) Plan Assets. Seller is not, and during the term of this Agreement will not be, an “employee benefit plan” as defined in Section 3(3) of ERISA, or a “plan” described in Section 4975(e)(1) of the Code, and the Purchased Assets are not and will not be at any time during the term of this Agreement “plan assets” within the meaning of 29 CFR §2510.3-101, as modified by Section 3(42) of ERISA, in Seller’s hands and transactions by or with Seller are not and will not be subject to any state or local statute regulating investments of, or fiduciary obligations with respect to, “governmental plans” within the meaning of Section 3(32) of ERISA.

34 USActive 58893110.158893110.5 (w) Anti-Money Laundering Laws and Anti-Corruption Laws. Seller has complied with Anti-Money Laundering Laws, including without limitation the USA PATRIOT Act of 2001; Seller has established and maintains an anti-money laundering compliance program as required by the Anti-Money Laundering Laws, has conducted the requisite due diligence in connection with the purchase of each Purchased Asset for purposes of the Anti-Money Laundering Laws. Seller and each Affiliate of Seller and, to Seller’s knowledge, each director, officer and employee of any of the foregoing are in compliance with all Anti-Money Laundering Laws and Anti-Corruption Laws. (x) Sanctions. None of Seller or any of its Affiliates, officers, directors, partners or members, is an entity or Person (or to Seller’s knowledge, owned or Controlled by an entity or person): (i) that is subject to Sanctions; or (ii) whose name otherwise appears on the United States Treasury Department’s Office of Foreign Assets Control (“OFAC”) most current list of “Specifically Designated National and Blocked Persons” (which list may be published from time to time in various mediums including, but not limited to, the OFAC website); or (iii) who is otherwise affiliated with any entity or Person listed above (any and all parties or persons described in clauses (i) through (iv) above are herein referred to as a “Prohibited Person”). None of Seller or any of its Affiliates, officers, directors, partners or members or, to the knowledge of any such entity or any of its officers, directors, partners or members is subject to any Sanctions, and none of Seller or any of its Affiliates will directly or indirectly use the proceeds of any Transactions contemplated hereunder, or lend, contribute or otherwise make available such proceeds to or for the benefit of any Person or entity for the purpose of financing or supporting the activities of any Person or entity subject to any such Sanctions. Seller has instituted and maintains policies and procedures reasonably designed to ensure compliance with applicable Sanctions. (y) Subordinated Debt. Seller has no subordinated debt other than the indebtedness listed on Schedule 3 to this Agreement. (z) Organizational Structure; Beneficial Ownership Information. Seller hereby certifies that the organizational chart set forth on Schedule 9 is a true, correct and complete organizational chart of all Affiliates of Seller (other than any securitization entities for which the related securitization Indebtedness is non-recourse to Seller), and each entity listed thereon is an Affiliate of Seller. The information included in any Beneficial Ownership Certification is true and correct in all respects. SECTION 12. COVENANTS On and as of the date of this Agreement and each Purchase Date and at all times until this Agreement is no longer in force, Seller covenants as follows: (a) Preservation of Existence; Compliance with Law. Seller shall (i) preserve and maintain its legal existence and all of its rights, privileges, licenses and franchises necessary for the operation of its business; (ii) comply with any applicable Requirement of Law, rules, regulations and orders, whether now in effect or hereafter enacted or promulgated by any applicable Governmental Authority (including, without limitation, all environmental laws); (iii) maintain all licenses, permits or other approvals necessary for Seller to conduct its business and to perform its obligations under the Program Documents, and shall conduct its business strictly in

35 USActive 58893110.158893110.5 accordance with any applicable Requirement of Law; and (iv) keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied. (b) Taxes. (i) Seller shall timely file all income, franchise and other Tax returns that are required to be filed by them and shall timely pay all Taxes due and payable by them or imposed with respect to any of their property and all other fees and other charges imposed on them or any of their property by any Governmental Authority, except for any such Taxes the amount or validity of which is currently being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been provided in accordance with GAAP. (ii) Seller will be treated as a U.S. disregarded entity for U.S. federal income tax purposes. (c) Notice of Proceedings or Adverse Change. Seller shall give notice to Buyer immediately after: (i) the occurrence of any Default or Event of Default; (ii) any (a) default or event of default under any Indebtedness of Seller, or (b) litigation, investigation, regulatory action or proceeding that is pending or threatened by or against Seller in any federal or state court or before any Governmental Authority which, if not cured or if adversely determined, would reasonably be expected to have a Material Adverse Effect or constitute a Default or Event of Default, and (c) any Material Adverse Effect with respect to Seller; (iii) any litigation or proceeding that is pending or threatened against (a) Seller in which the amount involved exceeds the Litigation Threshold, in which injunctive or similar relief is sought, or which, would reasonably be expected to have a Material Adverse Effect, and (b) any litigation or proceeding that is pending or threatened in connection with any of the Purchased Assets, which would reasonably be expected to have a Material Adverse Effect; and (iv) as soon as reasonably possible, notice of any of the following events: (A) a change in the insurance coverage of Seller, with a copy of evidence of same attached; (B) any change in accounting policies or financial reporting practices of Seller; (C) promptly upon receipt of notice or knowledge of any Lien or security interest (other than security interests created hereby or under any other Program Document) on, or claim asserted against, any of the Collateral; (D) any Change in Control or any change in direct or indirect ownership or Controlling interest of the direct or indirect owner of Seller; and (E) any other event, circumstance or condition that has resulted, or has a possibility of resulting, in a Material Adverse Effect. (d) Financial Reporting. Seller shall maintain a system of accounting established and administered in accordance with GAAP consistently applied, and furnish to Buyer,

36 USActive 58893110.158893110.5 with a certification by the president or chief financial officer of Seller (the following hereinafter referred to as the “Financial Statements”): (i) Within [*] after the close of each fiscal year, audited consolidated and consolidating balance sheets and the related consolidated and consolidating statements of income and retained earnings, stockholders equity and of cash flows as at the end of such year for the Financial Reporting Group for the fiscal year, setting forth in each case in comparative form the figures for the previous year, with an unqualified opinion thereon of an Approved CPA; (ii) Within [*] after the end of each calendar quarter, the consolidated and consolidating balance sheets and the related consolidated and consolidating statements of income and retained earnings, stockholders equity and of cash flows for the Financial Reporting Group for such quarterly period(s), of the Financial Reporting Group, setting forth in each case in comparative form the figures for the previous year; (iii) Within [*] after the end of each month, the consolidated and consolidating balance sheets and the related consolidated and consolidating statements of income and retained earnings, stockholders equity and of cash flows for the Financial Reporting Group for such monthly period(s), of the Financial Reporting Group; (iv) Simultaneously with the furnishing of each of the Financial Statements to be delivered pursuant to subsection (i)-(iii) above, a covenant compliance certificate in the form of Exhibit A to the Pricing Letter and certified by the president, treasurer or chief financial officer of Seller; (v) If applicable, copies of any 10-Ks, 10-Qs, registration statements and other “corporate finance” SEC filings (other than 8-Ks) by Seller within [*] of their filing with the SEC; provided, that, Seller or any Affiliate will provide Buyer with a copy of the annual 10-K filed with the SEC by Seller or its Affiliates, no later than [*] after the end of the year; and (vi) Promptly, from time to time, such other information regarding the business affairs, operations and financial condition of Seller as Buyer may reasonably request. (e) Further Assurances. With respect to each Purchased Asset and the other Collateral, Seller shall take all action necessary or required by the Program Documents, Records or Requirements of Law, or requested by Buyer, to perfect, protect and more fully evidence Buyer’s ownership of and first priority perfected security interest in such Purchased Asset and other Collateral, including executing or causing to be executed such other instruments or notices as may be necessary or appropriate and filing and maintaining effective UCC financing statements, continuation statements and assignments and amendments thereto. Seller shall (a) not assign, sell, transfer, pledge, hypothecate, grant, create, incur, assume or suffer or permit to exist any security interest in or Lien (other than except with respect to any Collateral, any Liens granted pursuant to the Program Documents) on any Collateral to or in favor of any Person other than Buyer, (b) defend such Purchased Asset against, and take such action as is necessary to remove, any such Lien, and (c) defend the right, title and interest of Buyer in and to all Purchased Assets against the

37 USActive 58893110.158893110.5 claims and demands of all Persons whomsoever. Notwithstanding the foregoing, if Seller grants a Lien on any Collateral in violation of this Section 12(e) or any other Program Document, Seller shall be deemed to have simultaneously granted an equal and ratable Lien on such Collateral in favor of Buyer to the extent such Lien has not already been granted to Buyer; provided, that such equal and ratable Lien shall not cure any resulting Event of Default. Seller shall execute and deliver to Buyer all further documents, financing statements, agreements and instruments, and take all further actions that may be necessary or desirable under any applicable Requirement of Law, or that Buyer may request, in order to effectuate the transactions contemplated by this Agreement and the Program Documents and/or, without limiting any of the foregoing, to grant, preserve, protect, perfect and maintain continuous perfection of Buyer’s security interest in the Collateral created or intended to be created hereby and Buyer’s continuous first priority security interest in the Collateral in favor of Buyer. (f) True and Correct Information. All information, reports, exhibits, schedules, Financial Statements or certificates of Seller or any of Seller’s Affiliates or any of Seller’s officers furnished to Buyer hereunder and during Buyer’s diligence of Seller will be true and complete as of the related date on which they are furnished, and when taken as a whole, will not omit to disclose any material facts necessary to make the statements herein or therein, in light of the circumstances in which they are made, not misleading; it being understood that Seller does not make any representation, warranty or covenant relating to the content of any report to noteholders or similar reports prepared by the indenture trustee or servicer in connection with the MBS Notes and made available to the noteholders. All required Financial Statements, information and reports delivered by Seller to Buyer pursuant to this Agreement shall be prepared in accordance with GAAP, or as applicable, to SEC filings, the appropriate SEC accounting requirements. (g) ERISA Events. Seller shall not and shall not permit any ERISA Affiliate to be in violation of any provision of Section 11(s) of this Agreement and Seller shall not be in violation of Section 11(v) of this Agreement. (h) Financial Condition Covenants. Seller shall comply with the applicable Financial Condition Covenants set forth in the Pricing Letter. (i) [Reserved]. (j) [Reserved]. (k) Books and Records. Seller shall, to the extent practicable, maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Purchased Assets in the event of the destruction of the originals thereof), and keep and maintain or obtain, as and when required, all documents, books, records and other information reasonably necessary or advisable for the collection of all Purchased Assets. (l) Illegal Activities. Seller shall not engage in any conduct or activity that could subject its assets to forfeiture or seizure. (m) Material Change in Business. Seller shall not make any material change in the nature of its business as carried on at the date hereof.

38 USActive 58893110.158893110.5 (n) Limitation on Dividends and Distributions. Except (i) as permitted by Buyer in writing or (ii) to the extent that any of the following is required for Seller to comply with any Requirement of Law, Seller shall not, unless Seller is in compliance with each of the Financial Condition Covenants both immediately prior to and immediately after giving pro forma effect to such proposed action, make any payment on account of, or set apart assets for, a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of any equity interest of Seller whether now or hereafter outstanding, or make any other distribution or dividend in respect of any of the foregoing or to any shareholder or equity owner of Seller, either directly or indirectly, whether in cash or property or in obligations of Seller or any of its consolidated Subsidiaries at any time without the prior written consent of Buyer. (o) Scheduled Indebtedness. Without giving prompt notice thereof to Buyer, Seller shall not incur any additional warehouse funding or similar indebtedness, or any other secured indebtedness in excess of [*] (other than the Scheduled Indebtedness listed under the definition thereof). (p) Disposition of Assets; Liens. Seller shall not create, incur, assume or suffer to exist any mortgage, pledge, Lien, charge or other encumbrance of any nature whatsoever on any of the Purchased Assets, whether real, personal or mixed, now or hereafter owned, other than the Liens created in connection with the transactions contemplated by this Agreement; nor shall Seller cause any of the Purchased Assets to be sold, pledged, assigned or transferred except as permitted hereunder. (q) Transactions with Affiliates. Seller shall not enter into any transaction, including, without limitation, the purchase, sale, lease or exchange of property or assets or the rendering or accepting of any service with any Affiliate unless such transaction is (i) not otherwise prohibited in this Agreement, (ii) in the ordinary course of Seller’s business, and (iii) upon fair and reasonable terms no less favorable to Seller than it would obtain in a comparable arm’s length transaction with a Person which is not an Affiliate. (r) Organization. Seller shall not (i) cause or permit any change to be made in its name, organizational identification number, identity or corporate structure, each as described in Section 11(h) of this Agreement or (ii) change its jurisdiction of organization, unless it shall have provided Buyer [*] prior written notice of such change and shall have first taken all action required by Buyer for the purpose of perfecting or protecting the Lien and security interest of Buyer established hereunder. (s) Purchased Asset Reports. Seller will furnish to Buyer any reports received in respect of the Purchased Assets. (t) Guarantees. All Guarantees of Seller that are presently in effect and/or outstanding are listed on Schedule 7 hereto, and no defaults or events of default exist thereunder. Without the written approval of Buyer, Seller shall not create, incur, assume or suffer to exist any Guarantees, unless Seller is in compliance with each of the Financial Condition Covenants both immediately prior to and immediately after giving pro forma effect to Seller’s entry into such Guarantee.

39 USActive 58893110.158893110.5 (u) [Reserved]. (v) [Reserved]. (w) Sharing of Information. Seller hereby allows and consents to Buyer, subject to applicable law, exchanging information related to Seller, its credit, its Purchased Asset originations (if any) and the Transactions hereunder with any of Buyer’s Affiliates, and Seller shall permit each of Buyer’s Affiliates to share such similar information with Buyer. (x) Confidentiality. Notwithstanding anything in this Agreement to the contrary, Seller shall comply with all applicable local, state and federal laws, including, without limitation, all privacy and data protection law, rules and regulations that are applicable to the Purchased Assets and/or any applicable terms of this Agreement (the “Confidential Information”). Seller understands that the Confidential Information may contain “nonpublic personal information,” as that term is defined in Section 509(4) of the Gramm-Leach-Bliley Act (the “GLB Act”), and Seller agrees to maintain such nonpublic personal information that it receives hereunder in accordance with the GLB Act and other applicable federal and state privacy laws. Seller shall implement such physical and other security measures as shall be necessary to (i) ensure the security and confidentiality of the “nonpublic personal information” of the “customers” and “consumers” (as those terms are defined in the GLB Act) of Buyer or any of its Affiliates holds (ii) protect against any threats or hazards to the security and integrity of such nonpublic personal information, and (iii) protect against any unauthorized access to or use of such nonpublic personal information. Seller shall, at a minimum establish and maintain such data security program as is necessary to meet the objectives of the Interagency Guidelines Establishing Standards for Safeguarding Customer Information as set forth in the Code of Federal Regulations at 12 C.F.R. Parts 30, 208, 225, and 364. Upon request, Seller will provide evidence reasonably satisfactory to allow Buyer to confirm that Seller has satisfied its obligations as required under this Section. Without limitation, this may include Buyer’s review of audits, summaries of test results, and other equivalent evaluations of Seller. Seller shall notify Buyer immediately following discovery of any breach or compromise of the security, confidentiality, or integrity of nonpublic personal information of the customers and consumers of Buyer or any of its Affiliates provided directly to Seller by Buyer or such Affiliate. Seller shall provide such notice to Buyer by personal delivery, by facsimile with confirmation of receipt, or by overnight courier with confirmation of receipt to the applicable requesting individual. (y) Changes to Organizational Structure. Seller shall provide Buyer with prompt notice of any change to the organizational chart set forth on Schedule 9, together with an updated organizational chart containing all Affiliates of Seller, including any change in the information provided by Seller in any Beneficial Ownership Certification. (z) Documentation. Seller shall perform the documentation procedures required by its operational guidelines with respect to assignments of the Purchased Assets, including the recordation of assignments, or shall verify that such documentation procedures have been performed by any prior holder of such Purchased Asset.

40 USActive 58893110.158893110.5 (aa) Use of Proceeds. Seller shall not use the proceeds of any Transaction in contravention of the requirements, if any, of any Requirement of Law, including in contravention of Anti-Corruption Laws, Anti-Money Laundering Laws or applicable Sanctions. SECTION 13. EVENTS OF DEFAULT If any of the following events (each an “Event of Default”) occur, Buyer shall have the rights set forth in Section 14 of this Agreement, as applicable: (a) Payment Default. Seller shall default in the payment of (i) any amount payable by it hereunder or under any other Program Document, (ii) Expenses or (iii) any other Obligations, when the same shall become due and payable, whether at the due date thereof, or by acceleration or otherwise; or (b) Representation and Warranty Breach. Any representation, warranty or certification made or deemed made herein or in any other Program Document by Seller or any certificate furnished to Buyer pursuant to the provisions hereof or thereof or any information with respect to the Purchased Assets furnished in writing by on behalf of Seller shall prove to have been untrue or misleading in any material respect as of the time made or furnished (other than the representations and warranties set forth in Schedule 1, which shall be considered solely for the purpose of determining the Market Value of the Purchased Assets; unless in connection with such representations and warranties set forth in Schedule 1 (i) Seller shall have made any such representations and warranties with actual knowledge that they were materially false or misleading at the time made; or (ii) any such representations and warranties have been determined in good faith by Buyer in its sole discretion to be materially false or misleading on a regular basis); or (c) Immediate Covenant Default. The failure of Seller to perform, comply with or observe any term, covenant or agreement applicable to Seller contained in any of Sections 12(a) (Preservation of Existence; Compliance with Law); 12(f) (True and Correct Information); 12(h) (Financial Condition Covenants); 12(l) (Illegal Activities); 12(m) (Material Change in Business); 12(n) (Limitation on Dividends and Distributions); 12(p) (Disposition of Assets; Liens); 12(q) (Transactions with Affiliates); or 12(r) (Organization); or (d) Additional Covenant Defaults. Seller shall fail to observe or perform any other covenant or agreement contained in this Agreement (and not identified in Section 13(c) of this Agreement) or any other Program Document, and if such default shall be capable of being remedied, and such failure to observe or perform shall continue unremedied for a period of [*]; or (e) Judgments. A judgment or judgments for the payment of money in excess of the Cross-Default Threshold in the aggregate shall be rendered against Seller or any of Seller’s Affiliates by one or more courts, administrative tribunals or other bodies having jurisdiction and the same shall not be satisfied, discharged (or provision shall not be made for such discharge) or bonded, or a stay of execution thereof shall not be procured, within [*] from the date of entry thereof, and Seller or any such Affiliate shall not, within said period of [*], or such longer period during which execution of the same shall have been stayed or bonded, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

41 USActive 58893110.158893110.5 (f) Seller Affiliate Cross-Default. Any “event of default” or any other default which permits a demand for, or requires, the early repayment of obligations due by Seller or Seller’s Affiliates under any agreement with Buyer or its Affiliates relating to any Indebtedness of Seller or any Affiliate, as applicable, or any default under any obligation when due with Buyer or its Affiliates; or (g) Other Cross-Default. Any “event of default” or any other default which permits a demand for, or requires, the early repayment of obligations due by Seller under any note, indenture, loan agreement, guaranty, swap agreement or other Indebtedness, in excess of the Cross- Default Threshold of Seller; or (h) Insolvency Event. An Insolvency Event shall have occurred with respect to Seller or any Affiliate of Seller; or (i) Enforceability. For any reason, this Agreement at any time shall not be in full force and effect in all material respects or shall not be enforceable in all material respects in accordance with its terms, or any Lien granted pursuant thereto shall fail to be perfected and of first priority, or any Person (other than Buyer) shall contest the validity, enforceability, perfection or priority of any Lien granted pursuant thereto, or any party thereto (other than Buyer) shall seek to disaffirm, terminate, limit or reduce its obligations hereunder; or (j) Liens. Seller shall grant, or suffer to exist, any Lien on any Purchased Asset (except any Lien in favor of Buyer); or at least one of the following fails to be true (A) the Purchased Assets shall have been sold to Buyer, or (B) the Liens contemplated hereby are first priority perfected Liens on the Purchased Assets in favor of Buyer; or (k) Material Adverse Effect or Change. A Material Adverse Effect or an event described in Section 3(b)(xi) of this Agreement shall occur as determined by Buyer in its sole discretion; (l) Change in Control. A Change in Control shall have occurred without the prior written consent of Buyer; or (m) Going Concern. Seller’s audited Financial Statements or notes thereto or other opinions or conclusions stated therein shall be qualified or limited by reference to the status of Seller as a “going concern” or reference of similar import; or (n) Investigations. There shall occur the initiation of any (i) investigation, audit, examination or review of Seller by any Governmental Authority, or (ii) investigation, audit, examination or review of Seller by any trade association or consumer advocacy group that in the determination of Buyer in its sole discretion, exercised in good faith, is based on a fact or circumstance that (x) with respect to the preceding clause (i), could have, or (iii) with respect to the preceding clause (ii), could reasonably be expected to have, a Material Adverse Effect on Seller, or the Purchased Assets taken as a whole, in either case, relating to the sale of Purchased Assets by Seller or the business operations of Seller, with the exception of normally scheduled audits or examinations by Seller’s regulators; or

42 USActive 58893110.158893110.5 (o) Inability to Perform. An officer of Seller shall admit its inability to, or its intention not to, perform any of Seller’s obligations; or (p) Governmental Action. Seller shall become the subject of a cease and desist order of any Governmental Authority or enter into a memorandum of understanding or consent agreement with any Governmental Authority, any of which, would have, or is purportedly the result of any condition which would be reasonably likely to have, a Material Adverse Effect; (q) Margin Deficit. The failure by Seller to cure a Margin Deficit when due; or (r) an Event of Default (as such term is defined in the Mortgage Loan Repurchase Agreement) has occurred and is continuing under the Mortgage Loan Facility. SECTION 14. REMEDIES (a) If an Event of Default occurs, the following rights and remedies are available to Buyer; provided, that an Event of Default shall be deemed to be continuing unless expressly waived by Buyer in writing. (i) At the option of Buyer, exercised by written or electronic notice to Seller (which option shall be deemed to have been exercised, even if no notice is given, immediately upon the occurrence of an Insolvency Event of Seller), the Repurchase Date for each Transaction hereunder, if it has not already occurred, shall be deemed immediately to occur. (ii) If Buyer exercises or is deemed to have exercised the option referred to in subsection (a)(i) of this Section, (A) Seller’s obligations in such Transactions to repurchase all Purchased Assets, at the Repurchase Price therefor on the Repurchase Date determined in accordance with subsection (a)(i) of this Section 14, (1) shall thereupon become immediately due and payable and (2) all Income paid after such exercise or deemed exercise shall be retained by Buyer and applied to the aggregate unpaid Repurchase Price and any other amounts owed by Seller hereunder; (B) to the extent permitted by any applicable Requirement of Law, the Repurchase Price with respect to each such Transaction shall be increased by the aggregate amount obtained by daily application of, on a 360 day per year basis for the actual number of days during the period from and including the date of the exercise or deemed exercise of such option to but excluding the date of payment of the Repurchase Price as so increased, (x) the Post-Default Rate in effect following an Event of Default to (y) the Repurchase Price for such Transaction as of the Repurchase Date as determined pursuant to subsection (a)(i) of this Section (decreased as of any day by (i) any amounts applied by Buyer pursuant to clause (C) of this subsection, and (ii) any proceeds from the sale of Collateral applied to the Repurchase Price pursuant to subsection (a)(iv) of this Section; and

43 USActive 58893110.158893110.5 (C) all Income actually received by Buyer pursuant to Section 5 of this Agreement shall be applied to the aggregate unpaid Obligations owed by Seller. (iii) Upon the occurrence of one or more Events of Default, Buyer shall have the right to obtain physical possession of all files of Seller relating to the Collateral and all documents relating to the Collateral which are then or may thereafter come in to the possession of Seller or any third party acting for Seller and Seller shall deliver to Buyer such assignments as Buyer shall request. Buyer shall be entitled to specific performance of all agreements of Seller contained in the Program Documents. (iv) At any time on the Business Day following notice to Seller (which notice may be the notice given under subsection (a)(i) of this Section), in the event Seller has not repurchased all Collateral, Buyer may (A) immediately sell, without demand or further notice of any kind, at a public or private sale, without any representations or warranties of Buyer and at such price or prices as Buyer may deem satisfactory any or all Collateral subject to a such Transactions hereunder and apply the proceeds thereof to the aggregate unpaid Repurchase Prices and any other amounts owing by Seller hereunder or (B) in its sole discretion elect, in lieu of selling all or a portion of such Collateral, to give Seller credit for such Collateral in an amount equal to the Market Value of the Collateral against the aggregate unpaid Repurchase Price and any other amounts owing by Seller hereunder. The proceeds of any disposition of Collateral shall be applied as determined by Buyer in its sole discretion. (v) Seller shall be liable to Buyer for (A) the amount of all reasonable legal or other expenses (including, without limitation, all costs and Expenses of Buyer in connection with the enforcement of this Agreement or any other agreement evidencing a Transaction, whether in action, suit or litigation or bankruptcy, insolvency or other similar proceeding affecting creditors’ rights generally, further including, without limitation, the reasonable fees and Expenses of counsel (including the costs of internal counsel of Buyer) incurred in connection with or as a result of an Event of Default, (B) damages in an amount equal to the cost (including all fees, Expenses and commissions) of Buyer entering into replacement transactions and entering into or terminating hedge transactions in connection with or as a result of an Event of Default, and (C) any other loss, damage, cost or expense directly arising or resulting from the occurrence of an Event of Default in respect of a Transaction. (vi) Buyer shall have, in addition to its rights hereunder, any rights otherwise available to it under any other agreement or any applicable Requirement of Law. (vii) In addition, if an Event of Default shall occur and be continuing, Buyer may exercise, in addition to all other rights and remedies granted to it in this Agreement, the Program Documents and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Uniform Commercial Code. Without limiting the generality of the foregoing, Buyer, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon Seller or any other Person (all and each of which demands, defenses, advertisements and notices are

44 USActive 58893110.158893110.5 hereby waived), may in such circumstances transfer all or any part of the Collateral into Buyer’s name or the name of its nominee or nominees, and/or forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of Buyer or elsewhere upon such terms and conditions (including by lease or by deferred payment arrangement) as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk and/or may take such other actions as may be available under applicable law. Buyer shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, auction or closed tender, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in Seller, which right or equity is hereby waived or released. Buyer shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and Expenses of every kind incurred therein or in any way relating to the Collateral or the rights of Buyer arising out of the exercise by Buyer hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Obligations, in such order as Buyer may elect, and only after such application and after the payment by Buyer of any other amount required by any provision of law, including, without limitation, Section 9-615 of the Uniform Commercial Code, need Buyer account for the surplus, if any, to Seller. To the extent permitted by applicable law, Seller waives all claims, damages and demands it may acquire against Buyer arising out of the exercise by Buyer of any of its rights hereunder. If any notice of a proposed sale or other disposition of the Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least [*] before such sale or other disposition. Seller shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by Buyer to collect such deficiency. (b) Buyer may exercise one or more of the remedies available hereunder immediately upon the occurrence of an Event of Default and at any time thereafter without notice to Seller. All rights and remedies arising under this Agreement as amended from time to time hereunder are cumulative and not exclusive of any other rights or remedies which Buyer may have. (c) Seller recognizes that the market for the Collateral may not be liquid and as a result it may not be possible for Buyer to sell all of the Collateral on a particular Business Day, or in a transaction with the same purchaser, or in the same manner. In view of the nature of the Collateral, Seller agrees that liquidation of any Collateral may be conducted in a private sale. Seller acknowledges and agrees that any such private sale may result in prices and other terms less favorable to Buyer than if such sale were a public sale, and notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. Seller further agrees that it would not be commercially unreasonable for Buyer to dispose of any Collateral by using internet sites that provide for the auction or sale of assets similar to the Collateral, or that have the reasonable capability of doing so, or that match buyers and sellers of assets.

45 USActive 58893110.158893110.5 (d) Buyer may enforce its rights and remedies hereunder without prior judicial process or hearing, and Seller hereby expressly waives any defenses Seller might otherwise have to require Buyer to enforce its rights by judicial process. Seller also waives any defense (other than a defense of payment or performance) Seller might otherwise have arising from the use of nonjudicial process, enforcement and sale of all or any portion of the Purchased Assets, or from any other election of remedies. Seller recognizes that nonjudicial remedies are consistent with the usages of the trade, are responsive to commercial necessity and are the result of a bargain at arm’s length. (e) To the extent permitted by any applicable Requirement of Law, Seller shall be liable to Buyer for interest on any amounts owing by Seller hereunder, from the date Seller becomes liable for such amounts hereunder until such amounts are (i) paid in full by Seller or (ii) satisfied in full by the exercise of Buyer’s rights hereunder. Interest on any sum payable by Seller to Buyer under this Section 14(e) shall be at a rate equal to the Post-Default Rate. (f) Without limiting the rights of Buyer hereto to pursue all other legal and equitable rights available to Buyer for Seller’s failure to perform its obligations under this Agreement, Seller acknowledges and agrees that the remedy at law for any failure to perform obligations hereunder would be inadequate and Buyer shall be entitled to specific performance, injunctive relief, or other equitable remedies in the event of any such failure. The availability of these remedies shall not prohibit Buyer from pursuing any other remedies for such breach, including the recovery of monetary damages. SECTION 15. INDEMNIFICATION AND EXPENSES; RECOURSE (a) Seller agrees to hold Buyer, its Affiliates and their respective officers, directors, employees, agents, trustees and advisors (each an “Indemnified Party”) harmless from and indemnify and defend, any Indemnified Party against all claims, liabilities, losses, damages, judgments, costs and expenses of any kind which may be imposed on, incurred by or asserted against such Indemnified Party (collectively, “Costs”), relating to or arising out of this Agreement (including, without limitation, as a result of a breach of any representation or warranty contained on Schedule 1), any other Program Document or any transaction contemplated hereby or thereby, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, any other Program Document or any transaction contemplated hereby or thereby. Without limiting the generality of the foregoing, Seller agrees to hold any Indemnified Party harmless from and indemnify such Indemnified Party against all Costs and Taxes incurred or assessed as a result of or otherwise in connection with the holding of the Purchased Assets or any failure by Seller or Subsidiary of Seller to pay when due any Taxes for which such Person is liable. In any suit, proceeding or action brought by an Indemnified Party in connection with this Agreement, any Purchased Asset for any sum owing thereunder, or to enforce any provisions of any Purchased Asset, Seller will save, indemnify and hold such Indemnified Party harmless from and against all expense, loss or damage suffered by reason of any defense, set off, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, including, without limitation, those arising out of a breach by Seller of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from Seller. Seller also agrees to reimburse an Indemnified Party as and when billed by such Indemnified Party for all the Indemnified Party’s

46 USActive 58893110.158893110.5 costs and expenses incurred in connection with the enforcement or the preservation of Buyer’s rights under this Agreement, any other Program Document or any transaction contemplated hereby or thereby, including without limitation the reasonable fees and disbursements of its counsel. (b) Seller agrees to pay as and when billed by Buyer all of the out-of-pocket costs and Expenses incurred by Buyer in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement, any other Program Document or any other documents prepared in connection herewith or therewith. Seller agrees to pay as and when billed by Buyer all of the reasonable out-of-pocket costs and Expenses incurred in connection with the consummation and administration of the transactions contemplated hereby and thereby including without limitation search and filing fees and all the reasonable fees, disbursements and Expenses of counsel to Buyer; provided, that in no event shall the aggregate amount of fees payable to outside counsel for Expenses incurred in connection with the execution of this Agreement and the other Program Documents on or before the date of the execution thereof exceed an amount equal to [*]. Seller agrees to pay Buyer all the reasonable out-of-pocket due diligence, inspection, testing and review costs and Expenses incurred by Buyer with respect to Purchased Assets submitted by Seller for purchase under this Agreement, including, but not limited to, those out-of-pocket costs and Expenses incurred by Buyer pursuant to Sections 15(a) and 17 of this Agreement. Seller further agrees to pay all of Buyer’s reasonable costs and Expenses including, without limitation, reasonable attorneys’ fees and disbursements, incurred by Buyer in connection with the enforcement of any of the foregoing. (c) The obligations of Seller from time to time to pay the Repurchase Price, the Price Differential, the Obligations and all other amounts due under this Agreement, in each case, without any duplication, shall be full recourse obligations of Seller. SECTION 16. [RESERVED]. SECTION 17. DUE DILIGENCE (a) Seller acknowledges that Buyer has the right to perform continuing due diligence reviews with respect to the Purchased Assets, Seller and other parties which may be involved in or related to Transactions (collectively, “Third Party Transaction Parties”), from time to time, for purposes of verifying compliance with the representations, warranties and specifications made hereunder, at the request of Buyer hereunder or otherwise, and Seller agrees that upon reasonable prior notice to Seller, unless an Event of Default shall have occurred, in which case no notice is required, Buyer or its authorized representatives will be permitted during normal business hours to examine, inspect, and make copies and extracts of any and all documents, records, agreements, instruments or information relating to such Purchased Assets in the possession or under the control of Seller. Seller will use best efforts to cause Third Party Transaction Parties to cooperate with any due diligence requests of Buyer. Seller shall also make available to Buyer a knowledgeable financial or accounting officer for the purpose of answering questions respecting the Purchased Assets. Without limiting the generality of the foregoing, Seller acknowledges that Buyer may purchase Purchased Assets from Seller based solely upon the information provided by Seller to Buyer in the Purchased Asset Schedule and the representations, warranties and covenants contained herein, and that Buyer, at its option, has the right at any time to conduct a partial or complete due diligence review on some or all of the Purchased Assets

47 USActive 58893110.158893110.5 purchased in a Transaction, and otherwise re-generating the information used to originate such Purchased Asset. Buyer may underwrite such Purchased Assets itself or engage a mutually agreed upon third-party underwriter to perform such underwriting. Seller agrees to cooperate with Buyer and any third-party underwriter in connection with such underwriting, including, but not limited to, providing Buyer and any third-party underwriter with access to any and all documents, records, agreements, instruments or information relating to such Purchased Assets in the possession, or under the control, of Seller. Seller agrees that it shall pay all out-of-pocket costs and Expenses incurred by Buyer in connection with Buyer’s activities pursuant to this Section 17. SECTION 18. ASSIGNABILITY The rights and obligations of the parties under this Agreement and under any Transaction shall not be assigned by Seller without the prior written consent of Buyer. Buyer may from time to time, without the consent of Seller, assign all or a portion of its rights and obligations under this Agreement and the Program Documents to any party, including, without limitation, any Affiliate of Buyer, pursuant to an executed assignment and acceptance by Buyer and assignee (“Assignment and Acceptance”), specifying the percentage or portion of such rights and obligations assigned. Upon such assignment, (a) such assignee shall be a party hereto and to each Program Document to the extent of the percentage or portion set forth in the Assignment and Acceptance, and shall succeed to the applicable rights and obligations of Buyer hereunder, and (b) Buyer shall, to the extent that such rights and obligations have been so assigned by it be released from its obligations hereunder and under the Program Documents. Subject to the foregoing, this Agreement and any Transactions shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns. Nothing in this Agreement express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder, any benefit of any legal or equitable right, power, remedy or claim under this Agreement. Seller shall continue to take directions solely from Buyer unless otherwise notified by Buyer in writing. Buyer may distribute to any prospective assignee any document or other information delivered to Buyer by Seller. Buyer may sell participations to one or more Persons in or to all or a portion of its rights and obligations under this Agreement; provided, however, that (i) Buyer shall remain solely responsible to the other parties hereto for the performance of such obligations; and (ii) Seller shall continue to deal solely and directly with Buyer in connection with Buyer’s rights and obligations under this Agreement and the other Program Documents. Buyer may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 18, disclose to the assignee or participant or proposed assignee or participant, as the case may be, any information relating to Seller or any of its Subsidiaries or to any aspect of the Transactions that has been furnished to Buyer by or on behalf of Seller or any of its Subsidiaries; provided that such assignee or participant agrees to hold such information subject to the confidentiality provisions of this Agreement. In the event that Buyer assigns all or a portion of its rights and obligations under this Agreement, the parties hereto agree to negotiate in good faith an amendment to this Agreement to add agency provisions similar to those included in agreements for similar syndicated repurchase facilities.

48 USActive 58893110.158893110.5 SECTION 19. TRANSFER AND MAINTENANCE OF REGISTER. (a) Subject to acceptance and recording thereof pursuant to Section 19(b) of this Agreement, from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of Buyer under this Agreement. Any assignment or transfer by Buyer of rights or obligations under this Agreement that does not comply with this Section 19 shall be treated for purposes of this Agreement as a sale by such Buyer of a participation in such rights and obligations in accordance with Section 19(b) of this Agreement. (b) Buyer, acting solely for this purpose as an agent of Seller, shall maintain a register (the “Register”) on which it will record each Assignment and Acceptance. The Register shall include the names and addresses of Buyer (including all assignees and successors) and the percentage or portion of such rights and obligations assigned. Failure to make any such recordation, or any error in such recordation shall not affect Seller’s obligations in respect of such rights. The entries in the Register shall be conclusive absent manifest error, and Buyer and Seller shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as an assignee for all purposes of this Agreement. The Register shall be available for inspection by Seller and any Buyer, at any reasonable time and from time to time upon reasonable prior notice. (c) Each Buyer that sells a participation shall, acting solely for this purpose as an agent of Seller, maintain a register (the “Participant Register”) on which it will include the name and address of each participant and the percentage or portion of rights and obligations so participated. The entries in the Participant Register shall be conclusive absent manifest error, and such Buyer shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement. No Buyer shall have any obligation to disclose all or any portion of the Participant Register to any Person except to the extent that such disclosure is necessary to establish that such participation or the applicable Transaction is in registered form under Treasury Regulation section 5f.103-1(c). SECTION 20. HYPOTHECATION OR PLEDGE OF PURCHASED ASSETS Title to all Purchased Assets shall pass to Buyer or its designee and Buyer or its designee shall have free and unrestricted use of all Purchased Assets. Nothing in this Agreement shall preclude Buyer from engaging in repurchase transactions with the Purchased Assets or otherwise pledging, repledging, transferring, hypothecating, or rehypothecating the Purchased Assets to any Person. No such transaction shall relieve Buyer of its obligations to transfer Purchased Assets back to Seller pursuant to this Agreement, or of Buyer’s obligation to credit or pay Income to, or apply Income to the obligations of, Seller pursuant to this Agreement. Nothing contained in this Agreement shall obligate Buyer to segregate any Purchased Assets delivered to Buyer by Seller. SECTION 21. TAX TREATMENT Notwithstanding anything to the contrary in this Agreement or any other Program Documents, each party to this Agreement acknowledges that it is its intent for U.S. federal, state and local income and franchise tax purposes to treat each Transaction as indebtedness of Seller

49 USActive 58893110.158893110.5 that is secured by the Purchased Assets and the Purchased Assets as owned by Seller in the absence of a Default by Seller. All parties to this Agreement agree to such treatment and agree to take no action inconsistent with this treatment, unless required by any Requirement of Law (in which case such party shall promptly notify the other party of such Requirement of Law). SECTION 22. SET-OFF In addition to any rights and remedies of Buyer hereunder and by law, Buyer shall have the right, without prior notice to Seller, any such notice being expressly waived by each of Seller to the extent permitted by applicable law to set-off and appropriate and apply against any Obligation from Seller to Buyer or any of its Affiliates (including without limitation Obligations under the Mortgage Loan Repurchase Agreement) any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other obligation (including to return excess margin), credits, indebtedness or claims or cash, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by or due from Buyer or any Affiliate thereof to or for the credit or the account of Seller. Buyer agrees promptly to notify Seller after any such set-off and application made by Buyer; provided that the failure to give such notice shall not affect the validity of such set-off and application. Buyer shall at any time have the right, in each case until such time as Buyer determines otherwise, to retain, to suspend payment or performance of, or to decline to remit, any amount or property that Buyer would otherwise be obligated to pay, remit or deliver to Seller hereunder if an Event of Default or Default has occurred. SECTION 23. TERMINABILITY Each representation and warranty made or deemed to be made by entering into a Transaction, herein or pursuant hereto shall survive the making of such representation and warranty, and Buyer shall not be deemed to have waived any Default that may arise because any such representation or warranty shall have proved to be false or misleading, notwithstanding that Buyer may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time the Transaction was made. Notwithstanding any such termination or the occurrence of an Event of Default, all of the representations and warranties and covenants hereunder shall continue and survive. The obligations of Seller under Section 15 of this Agreement shall survive the termination of this Agreement. SECTION 24. NOTICES AND OTHER COMMUNICATIONS Except as otherwise expressly permitted by this Agreement, all notices, requests and other communications provided for herein (including without limitation any modifications of, or waivers, requests or consents under, this Agreement) shall be given or made in writing (including without limitation by electronic transmission) delivered to the intended recipient at the “Address for Notices” specified below its name on the signature pages hereof or thereof); and with respect to Buyer, or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. In all cases, to the extent that the related individual set forth in the respective “Attention” line is no longer employed by the respective Person, such notice may be given to the attention of a Responsible Officer of the respective Person or to the attention of

50 USActive 58893110.158893110.5 such individual or individuals as subsequently notified in writing by a Responsible Officer of the respective Person. Except as otherwise provided in this Agreement and except for notices given under Section 3 of this Agreement (which shall be effective only on receipt), all such communications shall be deemed to have been duly given when transmitted electronically or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid. SECTION 25. USE OF ELECTRONIC MEDIA Seller acknowledges and agrees that Buyer may require or permit certain transactions with Buyer be conducted electronically using Electronic Records and/or Electronic Signatures. Seller consents to the use of Electronic Records and/or Electronic Signatures whenever expressly required or permitted by Buyer and acknowledges and agrees that Seller shall be bound by its Electronic Signature and by the terms, conditions, requirements, information and/or instructions contained in any such Electronic Records. Seller agrees to adopt as its Electronic Signature its user identification codes, passwords, personal identification numbers, access codes, a facsimile image of a written signature and/or other symbols or processes as provided or required by Buyer from time to time (as a group, any subgroup thereof or individually, hereinafter referred to as Seller’s Electronic Signature). Seller acknowledges that Buyer will rely on any and all Electronic Records and on Seller’s Electronic Signature transmitted or submitted to Buyer. Neither Buyer nor Seller shall be liable for the failure of either party’s internet service provider, or any other telecommunications company, telephone company, satellite company or cable company to timely, properly and accurately transmit any Electronic Record or fax copy. Seller understands and agrees that it shall be fully responsible for protecting and safeguarding its computer hardware and software from any and all (a) computer “viruses,” “time bombs,” “trojan horses” or other harmful computer information, commands, codes or programs that may cause or facilitate the destruction, corruption, malfunction or appropriation of, or damage or change to, any of Seller’s or Buyer’s computer information processing systems, including without limitation, all hardware, software, Electronic Records, information, data and/or codes and (b) computer “worms,” “trap doors” or other harmful computer information, commands, codes or programs that enable unauthorized access to Seller’s and/or Buyer’s computer information processing systems, including without limitation, all hardware, software, Electronic Records, information, data and/or codes. Seller agrees that Buyer may, in its sole discretion and from time to time, without limiting Seller’s liability set forth herein, establish minimum security standards to the extent that such standards are necessary to comply with all Requirements of Law and industry standards applicable to Buyer, that Seller must, at a minimum, comply with in an effort to (x) protect and safeguard any and all user identification codes, passwords, personal identification numbers and/or access codes from loss, theft or unauthorized disclosure or use and (y) prevent the infiltration and “infection” of Seller’s hardware and/or software by any and all computer “viruses,” “time bombs,” “trojan horses,” “worms,” “trapdoors” or other harmful computer codes or programs.

51 USActive 58893110.158893110.5 If Buyer, from time to time, establishes minimum security standards, Seller shall comply with such minimum security standards within the time period established by Buyer. Buyer shall have the right to confirm Seller’s compliance with any such minimum security standards. Seller’s compliance with such minimum security standards shall not relieve Seller from any of its liability set forth herein. Whether or not Buyer establishes minimum security standards, Seller shall continue to be fully responsible for adopting and maintaining security measures that are consistent with the risks associated with conducting Electronic Transactions with Buyer. Seller’s failure to adopt and maintain appropriate security measures or to comply with any minimum security standards established by Buyer may result in, among other things, termination of Seller’s access to Buyer’s computer information processing systems. SECTION 26. ENTIRE AGREEMENT; SEVERABILITY; SINGLE AGREEMENT This Agreement, together with the Program Documents, constitute the entire understanding among Buyer and Seller with respect to the subject matter they cover and shall supersede any existing agreements between the parties containing general terms and conditions for repurchase transactions involving Purchased Assets. By acceptance of this Agreement, Buyer and Seller each acknowledges that it has not made, and is not relying upon, any statements, representations, promises or undertakings not contained in this Agreement. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement. Each of Buyer and Seller acknowledges that, and has entered hereinto and will enter into each Transaction hereunder in consideration of and in reliance upon the fact that, all Transactions hereunder constitute a single business and contractual relationship and that each has been entered into in consideration of the other Transactions. Accordingly, each of Buyer and Seller agrees (i) to perform all of its obligations in respect of each Transaction hereunder, and that a default in the performance of any such obligations shall constitute a default by it in respect of all Transactions hereunder; (ii) that Buyer shall be entitled to set off claims and apply property held by it in respect of any Transaction against obligations owing to it in respect of any other Transaction hereunder; (iii) that payments, deliveries, and other transfers made by either of them in respect of any Transaction shall be deemed to have been made in consideration of payments, deliveries, and other transfers in respect of any other Transactions hereunder, and the obligations to make any such payments, deliveries, and other transfers may be applied against each other and netted; and (iv) to promptly provide notice to the other after any such set off or application. SECTION 27. GOVERNING LAW THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AGREEMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK,

52 USActive 58893110.158893110.5 WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT. NOTWITHSTANDING ANYTHING TO THE CONTRARY, THE EFFECTIVENESS, VALIDITY AND ENFORCEABILITY OF ELECTRONIC CONTRACTS, OTHER RECORDS, ELECTRONIC RECORDS AND ELECTRONIC SIGNATURES USED IN CONNECTION WITH ANY ELECTRONIC TRANSACTION BETWEEN BUYER AND SELLER SHALL BE GOVERNED BY E-SIGN. SECTION 28. SUBMISSION TO JURISDICTION; WAIVERS EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY: (i) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND THE OTHER PROGRAM DOCUMENTS, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, SITTING IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF; (ii) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME; (iii) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH UNDER ITS SIGNATURE BELOW OR AT SUCH OTHER ADDRESS OF WHICH THE OTHER PARTY SHALL HAVE BEEN NOTIFIED; (iv) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION; AND (v) WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER PROGRAM DOCUMENT OR THE

53 USActive 58893110.158893110.5 TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY AND ANY OBJECTIONS THAT ANY SUCH PARTY MAY HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING THEREUNDER IN ANY COURT REFERRED TO ABOVE, TOGETHER WITH THE DEFENSE OF FORUM NON CONVENIENS TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. SECTION 29. NO WAIVERS, ETC. No failure on the part of Buyer to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under any Program Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any Program Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. An Event of Default shall be deemed to be continuing unless expressly waived by Buyer in writing. SECTION 30. NETTING If Buyer and Seller are “financial institutions” as now or hereinafter defined in Section 4402 of Title 12 of the United States Code (“Section 4402”) and any rules or regulations promulgated thereunder (a) all amounts to be paid or advanced by one party to or on behalf of the other under this Agreement or any Transaction hereunder shall be deemed to be “payment obligations” and all amounts to be received by or on behalf of one party from the other under this Agreement or any Transaction hereunder shall be deemed to be “payment entitlements” within the meaning of Section 4402, and this Agreement shall be deemed to be a “netting contract” as defined in Section 4402; and (b) the payment obligations and the payment entitlements of the parties hereto pursuant to this Agreement and any Transaction hereunder shall be netted as follows. In the event that either party (the “Defaulting Party”) shall fail to honor any payment obligation under this Agreement or any Transaction hereunder, the other party (the “Nondefaulting Party”) shall be entitled to reduce the amount of any payment to be made by the Nondefaulting Party to the Defaulting Party by the amount of the payment obligation that the Defaulting Party failed to honor. SECTION 31. CONFIDENTIALITY Buyer and Seller hereby acknowledge and agree that all written or computer-readable information provided by one party to any other regarding the terms set forth in any of the Program Documents or the Transactions contemplated thereby (the “Confidential Terms”) shall be kept confidential and shall not be divulged to any party without the prior written consent of such other party except to the extent that (i) it is necessary to do so in working with legal counsel, auditors, taxing authorities or other governmental agencies or regulatory bodies or in order to comply with any applicable federal or state laws, (ii) any of the Confidential Terms are in the public domain other than due to a breach of this covenant, (iii) in the event of an Event of Default, Buyer determines such information to be necessary or desirable to disclose in connection with the marketing and sales of the Purchased Assets or otherwise to enforce or exercise Buyer’s rights hereunder, or (iv) by Buyer in connection with any marketing material undertaken by Buyer.

54 USActive 58893110.158893110.5 Notwithstanding the foregoing or anything to the contrary contained herein or in any other Program Document, the parties hereto may disclose to any and all Persons, without limitation of any kind, the federal, state and local tax treatment of the Transactions, any fact relevant to understanding the federal, state and local tax treatment of the Transactions, and all materials of any kind (including opinions or other tax analyses) relating to such federal, state and local tax treatment and that may be relevant to understanding such tax treatment; provided that none of Seller or any Subsidiary or Affiliate thereof may disclose the name of or identifying information with respect to Buyer, its Affiliates or any other Indemnified Party, or any pricing terms (including, without limitation, the Pricing Rate, Facility Fees and, Purchase Price) or other nonpublic business or financial information (including any sublimits and financial covenants) that is unrelated to the federal, state and local tax treatment of the Transactions and is not relevant to understanding the federal, state and local tax treatment of the Transactions, without the prior written consent of Buyer. The provisions set forth in this Section 31 shall survive the termination of this Agreement. SECTION 32. INTENT (a) The parties recognize that (i) this Agreement together with all Transactions constitutes a single agreement; (ii) this Agreement and each Transaction is a “repurchase agreement” as that term is defined in Section 101(47) of the Bankruptcy Code (to the extent that it has a Repurchase Date less than one year after the Purchase Date), and a “securities contract” as that term is defined in Section 741(7) of the Bankruptcy Code; (iii) all payments hereunder have been made by, to or for the benefit of a “financial institution” as defined in Bankruptcy Code section 101(22), a “financial participant” as defined in Bankruptcy Code section 101(22A) or a “repo participant” as defined in Bankruptcy Code section 101(46) and (iv) the grant of the security interests in Section 8 constitutes “a security agreement or other arrangement or other credit enhancement” that is “related to” the Agreement and Transactions hereunder within the meaning of Sections 101(47)(A)(v) and 741(7)(A)(xi) of the Bankruptcy Code. The parties further recognize and intend that this Agreement is an agreement to provide financial accommodations and is not subject to assumption pursuant to Bankruptcy Code Section 365(a). (b) This Agreement is intended to be a “repurchase agreement” and a “securities contract,” within the meaning of Sections 546, 555, 559, 362(b)(6) and 362(b)(7) of the Bankruptcy Code. The parties intend that each party (for so long as each is a “financial institution,” “financial participant,” “repo participant” or other entity listed in Sections 546, 555, 559, 362(b)(6) or 362(b)(7) of the Bankruptcy Code) shall be entitled to the “safe harbor” benefits and protections afforded under the Bankruptcy Code with respect to a “repurchase agreement” and a “securities contract.” It is understood that either party’s right to accelerate or terminate this Agreement or to liquidate Purchased Assets delivered to it in connection with Transactions hereunder or to exercise any other remedies pursuant to Sections 14 and 22 hereof is a contractual right to accelerate, terminate or liquidate this Agreement or such Transaction as described in Sections 555 and 559 of the Bankruptcy Code; any payments or transfers of property made with respect to this Agreement or any Transaction to satisfy a Margin Deficit shall be considered a “margin payment” as such term is defined in Bankruptcy Code Section 741(5). (c) The parties agree and acknowledge that if a party hereto is an “insured depository institution,” as such term is defined in the Federal Deposit Insurance Act, as amended

55 USActive 58893110.158893110.5 (“FDIA”), then each Transaction hereunder is a “qualified financial contract,” a “repurchase agreement” and a “securities contract” as such terms are defined in FDIA and any rules, orders or policy statements thereunder. (d) It is understood that this Agreement constitutes a “netting contract” as defined in and subject to Title IV of the Federal Deposit Insurance Corporation Improvement Act of 1991 (“FDICIA”) and each payment entitlement and payment obligation under any Transaction hereunder shall constitute a “covered contractual payment entitlement” or “covered contractual payment obligation”, respectively, as defined in and subject to FDICIA (except insofar as one or both of the parties is not a “financial institution” as that term is defined in FDICIA). (e) The parties agree and acknowledge that if a party hereto is determined to be a “covered financial company” as such term is defined in Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Orderly Liquidation Authority”), then each Transaction hereunder is a “qualified financial contract,” a “repurchase agreement” and a “securities contract” as such terms are defined in the Orderly Liquidation Authority and any rules, orders or policy statements thereunder. (f) Each party intends that this Agreement constitutes and shall be construed and interpreted as a “master netting agreement” within the meaning of Section 101(38A) of the Bankruptcy Code and as such term is used in Sections 561 and 362(b)(27) of the Bankruptcy Code. The parties intend that either party’s right to cause the termination, liquidation or acceleration of, or to offset net termination values, payment amounts or other transfer obligations arising under or in connection with this Agreement or the Transactions hereunder is a contractual right to cause the termination, liquidation or acceleration of, or to offset net termination values, payment amounts or other transfer obligations arising under or in connection with this Agreement as described in Section 561 of the Bankruptcy Code. (g) The parties hereby agree that any provisions hereof or in any other document, agreement or instrument that is related in any way to the servicing of the Purchased Assets shall be deemed part of the “agreement” as such term is used in Section 101(47)(A) of the Bankruptcy Code and part of the “contract” as such term is used in Section 741(7)(A) of the Bankruptcy Code. SECTION 33. DISCLOSURE RELATING TO CERTAIN FEDERAL PROTECTIONS The parties acknowledge that they have been advised that (a) in the case of Transactions in which one of the parties is a broker or dealer registered with the Securities and Exchange Commission (“SEC”) under Section 15 of the 1934 Act, the Securities Investor Protection Corporation has taken the position that the provisions of the Securities Investor Protection Act of 1970 (“SIPA”) do not protect the other party with respect to any Transaction hereunder and (b) in the case of Transactions in which one of the parties is a financial institution, funds held by the financial institution pursuant to a Transaction hereunder are not a deposit and therefore are not insured by the Federal Deposit Insurance Corporation or the National Credit Union Share Insurance Fund, as applicable.

56 USActive 58893110.158893110.5 SECTION 34. CONFLICTS In the event of any conflict between the terms of this Agreement, any other Program Document and any Confirmation, the documents shall control in the following order of priority: first, the terms of the Confirmation shall prevail, then the terms of the Pricing Letter shall prevail, then the terms of this Agreement shall prevail, and then the terms of the other Program Document shall prevail. SECTION 35. MISCELLANEOUS (a) Counterparts. This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument, and the words “executed,” “signed,” “signature,” and words of like import as used above and elsewhere in this Agreement or in any other certificate, agreement or document related to this transaction may include, in addition to manually executed signatures, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, any electronic sound, symbol, or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based recordkeeping system to the fullest extent permitted by applicable law, including the E-Sign, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code. (b) Captions. The captions and headings appearing herein are for included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement. (c) Acknowledgment. Seller hereby acknowledges that (i) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Program Documents; (ii) Buyer has no fiduciary relationship to Seller; and (iii) no joint venture exists between any of Buyer on the one hand and Seller on the other. (d) Documents Mutually Drafted. Seller and Buyer agree that this Agreement each other Program Document prepared in connection with the Transactions set forth herein have been mutually drafted and negotiated by each party, and consequently such documents shall not be construed against either party as the drafter thereof. (e) Amendments. This Agreement and each other Program Document may be amended from time to time by amendments to this Agreement, without further consent or assent by Seller and such amendments shall be effective immediately upon notice to Seller of the change and Purchased Assets sold to Buyer after the effective date of each related amendment shall be governed by the revised Agreement.

57 USActive 58893110.158893110.5 (f) Authorizations. Any of the persons whose signatures and titles appear on Schedule 2 are authorized, acting singly, to act for Seller under this Agreement. SECTION 36. GENERAL INTERPRETIVE PRINCIPLES For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires: (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender; (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles; (c) references herein to “Articles”, “Sections”, “Subsections”, “Paragraphs”, and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement; (d) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions; (e) the words “herein”, “hereof”, “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision; (f) the term “include” or “including” shall mean without limitation by reason of enumeration; (g) all times specified herein or in any other Program Document (unless expressly specified otherwise) are local times in New York, New York unless otherwise stated; and (h) all references herein or in any Program Document to “good faith” means good faith as defined in Section 1-201(19) of the UCC as in effect in the State of New York. [THIS SPACE INTENTIONALLY LEFT BLANK]

58 USActive 58893110.158893110.5 IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date set forth above. BUYER: NATIONAL FOUNDERS LP, a Delaware limited partnership By: /s/ Brett M. Samsky _____________________ Name: Brett M. Samsky Title: CEO Address for Notices: [*] Attention: General Counsel with a copy to: General Counsel [*] [*] SELLER: FINANCE OF AMERICA REVERSE LLC, a Delaware limited liability company By: /s/ Robert Conway______________________ Name: Robert Conway Title: Treasurer

59 USActive 58893110.158893110.5 Address for Notices: Bob Conway Treasurer Finance of America Holdings LLC 30 East 7th St., Suite 2350, St. Paul, MN 55101 [*] With a copy to Finance of America Holdings LLC 5830 Granite Parkway, Suite 400 Plano, TX 75024 Attention: Legal Email: [*]

Sch. 1-1 USActive 58893110.158893110.5 SCHEDULE 1 REPRESENTATIONS AND WARRANTIES Seller represents and warrants to Buyer, with respect to each MBS Note sold as a Purchased Asset under the Repurchase Agreement, that as of the Purchase Date for the purchase of any Purchased Assets by Buyer from Seller and as of the date of this Agreement and any Transaction hereunder and at all times while the Program Documents and any Transaction hereunder is in full force and effect, that the following are true and correct. For purposes of this Schedule 1 and the representations and warranties set forth herein, a breach of a representation or warranty shall be deemed to have been cured with respect to a Purchased Asset if and when Seller has taken or caused to be taken action such that the event, circumstance or condition that gave rise to such breach no longer affects such Purchased Asset. With respect to those representations and warranties which are made to the best of Seller’s knowledge, if it is discovered by Seller or Buyer that the substance of such representation and warranty is inaccurate, notwithstanding Seller’s lack of knowledge with respect to the substance of such representation and warranty, such inaccuracy shall be deemed a breach of the applicable representation and warranty. 1. The MBS Notes consists of asset-backed notes secured by beneficial ownership interests in one or more first-lien reverse mortgage loans secured by residential properties. 2. Immediately prior to the sale, transfer and assignment to Buyer, Seller had good and marketable title to, and was the sole owner and holder of, such MBS Notes, and Seller is transferring such MBS Notes free and clear of any and all Liens, pledges, encumbrances, charges, security interests or any other ownership interests of any nature encumbering such MBS Notes. 3. Seller has full right, power and authority to sell and assign such MBS Notes and each such MBS Note has not been cancelled, satisfied or rescinded in whole or part nor has any instrument been executed by Seller or that would effect a cancellation, satisfaction or rescission thereof. 4. Other than consents and approvals obtained as of the related Purchase Date or those already granted in the related documents governing such MBS Notes or those provided for in the Program Documents, no consent or approval by any Person is required in connection with Buyer’s acquisition of such MBS Notes, for Buyer’s exercise of any rights or remedies in respect of such MBS Notes or for Buyer’s sale or other disposition of such MBS Notes. No third party holds any “right of first refusal”, “right of first negotiation”, “right of first offer”, purchase option, assignment of Voting Rights or other similar rights of any kind, and no other impediment exists to any such transfer or exercise of rights or remedies, except as may be provided for in the Program Documents. 5. Upon consummation of the purchase contemplated to occur in respect of such MBS Notes on the Purchase Date therefor, Seller will have validly and effectively conveyed to Buyer all legal and beneficial interest in and to such MBS Notes free and clear of any and all

Sch. 1-2 USActive 58893110.158893110.5 Liens, pledges, encumbrances, charges, security interests or any other ownership interests of any nature, except for those Liens created pursuant to the Repurchase Agreement. 6. Each MBS Note is a certificated security in registered form, or is in uncertificated form and held through the facilities of (a) The Depository Trust Corporation in New York, New York, or (b) such other clearing organization or book-entry system as is designated in writing by Buyer. 7. With respect to any MBS Note that is a certificated security, Seller has delivered to Buyer or its designee such certificated security, along with any and all certificates, assignments, bond powers executed in blank, necessary to transfer such certificated security under the Indenture. 8. All information contained in the related Transaction Request (or as otherwise provided by Seller to Buyer) in respect of each such MBS Note is accurate and complete in all material respects. 9. As of the date of its issuance, each such MBS Note complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the issuance thereof including, without limitation, any registration requirements of the Securities Act of 1933, as amended. 10. There is no document that by its terms materially modifies or affects the rights and obligations of the holder of any such MBS Note, the terms of the related Indenture or Transfer Agreement or any other agreement relating to the MBS Notes, and, since issuance, there has been no material change or waiver to any term or provision of any such document, instrument or agreement. 11. No consent, approval, authorization or order of, or registration or filing with, or notice to, any court or governmental agency or body having jurisdiction or regulatory authority over Seller is required for any transfer or assignment of any such MBS Note. 12. There are and have been no realized losses which have been applied to reduce the principal balance of any MBS Notes or any class issued under the same governing documents as any MBS Notes. 13. Seller has not received written notice of any outstanding liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind for which the holder of such MBS Notes is or may in the reasonable opinion of Seller become obligated. 14. There is no material inaccuracy in any servicer report or trustee report delivered to it (and, in turn, delivered pursuant to the terms of the Repurchase Agreement) in connection with any such MBS Notes.

Sch. 2-1 USActive 58893110.158893110.5 SCHEDULE 2 RESPONSIBLE OFFICERS SELLER AUTHORIZATIONS Any of the persons whose signatures and titles appear below are authorized, acting singly, to act for Seller under this Agreement: Name Title Signature Robert Conway Treasurer /s/ Robert Conway Jeremy Prahm Managing Director /s/ Jeremy Prahm

Sch. 3-1 USActive 58893110.158893110.5 SCHEDULE 3 [*] Scheduled Indebtedness

Sch. 4-1 USActive 58893110.158893110.5 SCHEDULE 4 PURCHASED ASSET SCHEDULE [*]

Sch. 5-1 USActive 58893110.158893110.5 SCHEDULE 5 BUYER’S WIRE INSTRUCTIONS [*]

Sch. 6-1 USActive 58893110.158893110.5 SCHEDULE 6 [RESERVED]

Sch. 7-1 USActive 58893110.158893110.5 SCHEDULE 7 APPROVED GUARANTEES None.

Sch. 8-1 USActive 58893110.158893110.5 SCHEDULE 8 PRIOR EXECUTIVE OFFICES AND LEGAL NAME Prior Legal Names: Jurisdiction: Entity Type: Date Range: Urban Financial Group, Inc. Oklahoma Corporation October 15, 2003 to November 26, 2013 Urban Financial of America, LLC Delaware Limited Liability Company November 26, 2013 to November 20, 2015 Prior Executive Office: 8909 South Yale Avenue Tulsa, OK 74137

Sch. 9-1 USActive 58893110.158893110.5 SCHEDULE 9 ORGANIZATIONAL CHART [See attached.] [*]

Exh. A-1 USActive 58893110.158893110.5 EXHIBIT A [RESERVED.]

Exh. B-1 USActive 58893110.158893110.5 EXHIBIT B FORM OF SELLER’S OFFICER’S CERTIFICATE The undersigned, ____________ of Finance of America Reverse LLC, a Delaware limited liability company (the “Seller”), hereby certifies as follows: 1. Attached hereto as Exhibit 1 is a copy of the formation documents of Seller, as certified by the Secretary of State of the State of Delaware. 2. Neither any amendment to the formation documents of Seller nor any other charter document with respect to Seller has been filed, recorded or executed since _______ __, ____, and no authorization for the filing, recording or execution of any such amendment or other charter document is outstanding. 3. Attached hereto as Exhibit 2 is a true, correct and complete copy of the bylaws of Seller as in effect as of the date hereof and at all times since _______ __, ____. 4. Attached hereto as Exhibit 3 is a true, correct and complete copy of resolutions adopted by Seller by unanimous written consent on _______ __, 20__ (the “Resolutions”). The Resolutions have not been further amended, modified or rescinded and are in full force and effect in the form adopted, and they are the only resolutions adopted by Seller relating to the execution and delivery of, and performance of the transactions contemplated by the Master Repurchase Agreement dated as of February 28, 2023 (the “Repurchase Agreement”), among Seller and National Founders LP (the “Buyer”). 5. The Repurchase Agreement is substantially in the form approved by the Resolutions or pursuant to authority duly granted by the Resolutions. 6. Attached hereto as Exhibit 4 is a true, correct and complete copy of the Certificate of Status of Seller, as certified by the Secretary of State of the State of Delaware, and no event has occurred since the date thereof which would impair such status. 7. The undersigned, as a officers of Seller or as attorney-in-fact, are authorized to and have signed manually the Repurchase Agreement or any other document delivered in connection with the transactions contemplated thereby, were duly elected or appointed, were qualified and acting as such officer or attorney-in-fact at the respective times of the signing and delivery thereof, and were duly authorized to sign such document on behalf of Seller, and the signature of each such person appearing on any such document is the genuine signature of each such person. Name Title Signature

Exh. B-2 USActive 58893110.158893110.5 IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of Seller. February 28, 2023 February 28, 2023 By: _______________________ Name: _______________ Title: [Vice] President I, ________________________, an [Assistant] Secretary of [name of Seller], hereby certify that ____________ is the duly elected, qualified and acting [Vice] President of [name of Seller] and that the signature appearing above is [her] [his] genuine signature. IN WITNESS WHEREOF, I have hereunto signed my name. Dated:____________________ By: _______________________ Name: _______________ Title: [Assistant] Secretary

Exh. B-3 USActive 58893110.158893110.5 Exhibit 3 to Officer’s Certificate of Seller RESOLUTIONS OF SELLER The undersigned, being the directors of Finance of America Reverse LLC, a Delaware limited liability company (the “Company”), do hereby consent to the taking of the following action without a meeting and do hereby adopt the following resolutions by written consent pursuant to Section ____________ of ______________ the State of Delaware: WHEREAS, it is in the best interests of the Company to transfer Purchased Assets from time to time to Buyer against the transfer of funds by Buyer, with a simultaneous agreement by Buyer to transfer to Company such Purchased Assets at a date certain or on demand, against the transfer of funds by Company pursuant to the terms of the Repurchase Agreement, as such term is defined below. NOW, THEREFORE, be it RESOLVED, that the execution, delivery and performance by the Company of the Master Repurchase Agreement (the “Repurchase Agreement”) to be entered into by the Company and National Founders LP, as Buyer, substantially in the form of the draft dated February 28, 2023, attached hereto as Exhibit A, including, without limitation, the incurrence of obligations by the Company under the Repurchase Agreement, the granting of security interests thereunder and the filing of UCC financing statements in connection therewith, are hereby authorized and approved and that the [President] or any [Vice President] (collectively, the “Authorized Officers”) of the Company be and each of them hereby is authorized and directed to execute and deliver the Repurchase Agreement to Buyer with such changes as the officer executing the same shall approve, his execution and delivery thereof to be conclusive evidence of such approval; RESOLVED, that the Authorized Officers hereby are, and each hereby is, authorized to execute and deliver all such aforementioned agreements on behalf of the Company and to do or cause to be done, in the name and on behalf of the Company, any and all such acts and things, and to execute, deliver and file in the name and on behalf of the Company, any and all such agreements, applications, certificates, instructions, receipts and other documents and instruments, as such Authorized Officer may deem necessary, advisable or appropriate in order to carry out the purposes of the foregoing resolutions. RESOLVED, that the proper officers, agents and counsel of the Company are, and each of such officers, agents and counsel is, hereby authorized for and in the name and on behalf of the Company to take all such further actions and to execute and deliver all such other agreements, instruments and documents, and to make all governmental filings, in the name and on behalf of the Company and such officers are authorized to pay such fees, taxes and expenses, as advisable in order to fully carry out the intent and accomplish the purposes of the resolutions heretofore adopted hereby. Dated as of: ___________ ___, 20__

Exh. D-1-1 USActive 58893110.158893110.5 EXHIBIT D-1 FORM OF TRANSACTION REQUEST [Date] National Founders LP [*] [*] Attention: General Counsel Ladies/Gentlemen: This letter is a request for you to purchase from us the Purchased Assets listed in Appendix I hereto, pursuant to the Master Repurchase Agreement governing purchases and sales of Eligible Assets between us, dated as of February 28, 2023 (the “Agreement”), as follows: Requested Purchase Date: Eligible Assets requested to be purchased: See Appendix I hereto. Aggregate Principal Amount of Eligible Assets requested to be purchased: Purchase Price: Pricing Spread: Repurchase Date: Purchase Percentage: Names and addresses for communications: Buyer: National Founders LP [*] Attention: General Counsel with a copy to: General Counsel [*] [*]

Exh. D-1-2 USActive 58893110.158893110.5 Seller: [*] Treasurer Finance of America Holdings LLC 30 East 7th St., Suite 2350, St. Paul, MN 55101 [*] With a copy to Finance of America Holdings LLC 5830 Granite Parkway, Suite 400 Irving, TX 75024 Attention: Legal Email: [*] This Transaction Request constitutes certification by Seller that: 1. No Default or Event of Default has occurred and is continuing on the date hereof nor will occur after giving effect to such Transaction as a result of such Transaction. 2. Each of the conditions precedent set forth in Section 3 with respect to the Transaction has been satisfied. 3. Each of the representations and warranties made by Seller in or pursuant to the Agreement is true and correct in all material respects on and as of such date and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date). 4. Seller is in compliance with all governmental licenses and authorizations and is qualified to do business and is in good standing in all required jurisdictions.

Exh. D-1-3 USActive 58893110.158893110.5 All capitalized terms used herein shall have the meaning assigned thereto in the Agreement. FINANCE OF AMERICA REVERSE LLC By: Name: Title:

Exh. D-2-1 USActive 58893110.158893110.5 EXHIBIT D-2 FORM OF CONFIRMATION LETTER [Date] Finance of America Reverse LLC 8023 East 63rd Place, Suite 700 Tulsa, OK 74133 Confirmation No.: Ladies/Gentlemen: [This letter confirms our agreement to purchase from you the Eligible Assets in Appendix I hereto in accordance with the terms listed in Appendix I, pursuant to the Master Repurchase Agreement governing purchases and sales of Eligible Assets between us, dated as of February 28, 2023 (the “Agreement”).] NATIONAL FOUNDERS LP By: _______________________________________ Name: Title:

Exh. E-1 USActive 58893110.158893110.5 EXHIBIT E FORM OF POWER OF ATTORNEY KNOW ALL MEN BY THESE PRESENTS, that Finance of America Reverse LLC (“Seller”) hereby irrevocably constitutes and appoints National Founders LP (“Buyer”) and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Seller and in the name of Seller or in its own name, from time to time in Buyer’s discretion: 1. in the name of Seller, or in its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due with respect to any assets purchased by Buyer under the Master Repurchase Agreement (as amended, restated or modified) dated February 28, 2023 (the “Assets”) and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Buyer for the purpose of collecting any and all such moneys due with respect to any other assets whenever payable; 2. to pay or discharge taxes and Liens levied or placed on or threatened against the Assets; 3. (i) to direct any party liable for any payment under any Assets to make payment of any and all moneys due or to become due thereunder directly to Buyer or as Buyer shall direct; (ii) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Assets; (iii) to sign and endorse any invoices, assignments, verifications, notices and other documents in connection with any Assets; (iv) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Assets or any proceeds thereof and to enforce any other right in respect of any Assets; (v) to defend any suit, action or proceeding brought against Seller with respect to any Assets; (vi) to settle, compromise or adjust any suit, action or proceeding described in clause (iv) above and, in connection therewith, to give such discharges or releases as Buyer may deem appropriate; and (viii) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any Assets as fully and completely as though Buyer were the absolute owner thereof for all purposes, and to do, at Buyer’s option and Seller’s expense, at any time, and from time to time, all acts and things which Buyer deems necessary to protect, preserve or realize upon the Assets and Buyer’s Liens thereon and to effect the intent of this Agreement, all as fully and effectively as Seller might do; and 4. for the purpose of delivering any notices of sale to third parties, including without limitation, those required by law. Seller hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable. Seller also authorizes Buyer, from time to time, to execute, in connection with any sale, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Assets.

Exh. E-2 USActive 58893110.158893110.5 The powers conferred on Buyer hereunder are solely to protect Buyer’s interests in the Assets and shall not impose any duty upon it to exercise any such powers. Buyer shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to Seller for any act or failure to act hereunder, except for its or their own gross negligence or willful misconduct. TO INDUCE ANY THIRD PARTY TO ACT HEREUNDER, SELLER HEREBY AGREES THAT ANY THIRD PARTY RECEIVING A DULY EXECUTED COPY OR FACSIMILE OF THIS INSTRUMENT MAY ACT HEREUNDER, AND THAT REVOCATION OR TERMINATION HEREOF SHALL BE INEFFECTIVE AS TO SUCH THIRD PARTY UNLESS AND UNTIL ACTUAL NOTICE OR KNOWLEDGE OF SUCH REVOCATION OR TERMINATION SHALL HAVE BEEN RECEIVED BY SUCH THIRD PARTY, AND BUYER ON ITS OWN BEHALF AND ON BEHALF OF BUYER’S ASSIGNS, HEREBY AGREES TO INDEMNIFY AND HOLD HARMLESS ANY SUCH THIRD PARTY FROM AND AGAINST ANY AND ALL CLAIMS THAT MAY ARISE AGAINST SUCH THIRD PARTY BY REASON OF SUCH THIRD PARTY HAVING RELIED ON THE PROVISIONS OF THIS INSTRUMENT. [REMAINDER OF PAGE INTENTIONALLY BLANK. SIGNATURES FOLLOW.]

Signature Page to the Power of Attorney USActive 58893110.158893110.5 IN WITNESS WHEREOF Seller has caused this power of attorney to be executed and Seller’s seal to be affixed this __ day of _____, 20__. FINANCE OF AMERICA REVERSE LLC (Seller) By: _______________________________________ Name: Title:

Signature Page to the Power of Attorney USActive 58893110.158893110.5 Acknowledgment of Execution by Seller (Principal): STATE OF ) ) ss.: COUNTY OF ) On the __ day of , 20__ before me, the undersigned, a Notary Public in and for said State, personally appeared , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity as for Finance of America Reverse LLC and that by his signature on the instrument, the person upon behalf of which the individual acted, executed the instrument. IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written. Notary Public My Commission expires __________________

USActive 58893110.158893110.5 EXHIBIT F FORM OF SECTION 7 CERTIFICATE Reference is hereby made to the Master Repurchase Agreement dated as of February 28, 2023 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), by and between Finance of America Reverse LLC (the “Seller”) and National Founders LP (the “Buyer”). Pursuant to the provisions of Section 7 of the Agreement, the undersigned hereby certifies that: 1. It is a ___ natural individual person, ____ treated as a corporation for U.S. federal income tax purposes, ____ disregarded for U.S. federal income tax purposes (in which case a copy of this Section 7 Certificate is attached in respect of its sole beneficial owner), or ____ treated as a partnership for U.S. federal income tax purposes (one must be checked). 2. It is the beneficial owner of amounts received pursuant to the Agreement. 3. It is not a bank, as such term is used in section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”), or the Agreement is not, with respect to the undersigned, a loan agreement entered into in the ordinary course of its trade or business, within the meaning of such section. 4. It is not a 10-percent shareholder of Seller within the meaning of section 871(h)(3) or 881(c)(3)(B) of the Code. 5. It is not a controlled foreign corporation that is related to Seller within the meaning of section 881(c)(3)(C) of the Code. 6. Amounts paid to it under the Agreement and the other Program Documents (as defined in the Agreement) are not effectively connected with its conduct of a trade or business in the United States. Dated: [NAME OF UNDERSIGNED] By: _______________________________________ Name: Title

Document comparison by Workshare Compare on Thursday, May 4, 2023 4:08:04 PM Input: Document 1 ID iManage://USDMS10/USActive/58893110/1 Description #58893110v1<USActive> - Credigy-Finance of America Reverse - Conformed Copy - Master Repurchase Agreement (2023 Bond Repo) Document 2 ID iManage://USDMS10/USActive/58893110/5 Description #58893110v5<USActive> - Credigy-Finance of America Reverse - Exhibit A to Conformed Master Repurchase Agreement (2023 Bond Repo) Rendering set Standard Legend: Insertion Deletion Moved from Moved to Style change Format change Moved deletion Inserted cell Deleted cell Moved cell Split/Merged cell Padding cell Statistics: Count Insertions 25 Deletions 38 Moved from 0 Moved to 0 Style changes 0 Format changes 0

Total changes 63